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PERFECTDATA CORPORATON

Notice of Annual Meeting of Stockholders
To Be Held On Wednesday, August 31, 2005 at 10:00 A.M.

TO THE STOCKHOLDERS OF PERFECTDATA CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PerfectData Corporation will be held at 825 Third Avenue, 32nd Floor, New York, New York 10022, on Wednesday, August 31, 2005 at 10:00 A.M., Eastern Time, for the following purposes:

1.	To elect directors.

2.	To consider and approve the Amended and Restated Stock Option Plan of 2000 of PerfectData Corporation.

3.	To approve an amendment to our Certificate of Incorporation that would change our name to "Sona Mobile Holdings Corp."

4.	To approve an amendment to our Certificate of Incorporation that would increase the number of shares of our authorized shares of common stock to 90,000,000.

5.	To grant to our board of directors discretionary authority to amend our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio within the range from one-for-three to one-for-five at any time prior to December 31, 2005.

6.	To transact such other business as may properly be brought before the meeting or any adjournment or postponements thereof.

[CONTINUED ON THE FOLLOWING PAGE]

The Board of Directors has fixed the close of business on July 29, 2005 as the record date for the determination of the stockholders entitled to notice of and to vote at this meeting and at any adjournment or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Nicholas H. Glinsman, Secretary

Dated:  New York, New York

August     , 2005

IMPORTANT:

Whether or not you expect to attend in person, please complete, sign, date and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly signing, dating and returning the Proxy will save PerfectData the expense and extra work of additional solicitation. An addressed envelope for which no postage is required has been enclosed for that purpose. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option. If your stock is held through a broker, bank or a nominee and you wish to vote at the meeting you will need to obtain a proxy form from your broker, bank or a nominee and present it at the meeting.

PERFECTDATA CORPORATION

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Wednesday, August 31, 2005

This Proxy Statement is furnished to the stockholders of PerfectData Corporation, a Delaware corporation, in connection with the solicitation by the Board of Directors (the "Board") of proxies to be used at the our 2005 Annual Meeting of Stockholders to be held at 825 Third Avenue, 32nd Floor, New York, New York 10022, on Wednesday, August 31, 2005 at 10:00 A.M., Eastern Time, and at any adjournments thereof (the "Annual Meeting"). The approximate date on which this Statement and the accompanying proxy will be mailed to stockholders is August     , 2005.

THE VOTING & VOTE REQUIRED

Record Date and Quorum

Only stockholders of record at the close of business on July 29, 2005 (the "Record Date"), are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were (i) 6,584,530 shares of our common stock, par value $.01 per share ("Common Stock"), issued and outstanding, each of which is entitled to one vote; (ii) 568,140 shares of our Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), issued and outstanding, each entitled to 48.11159 votes per share for a total of 27,334,120 votes; and (iii) 3,848.7 shares of our Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"), issued and outstanding, each entitled to 1,000 votes per share for a total of 3,848,700 votes. In the aggregate, there are 37,767,350 votes.

Shares represented by each properly executed, unrevoked proxy received in time for the meeting will be voted as specified. Shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock were the only voting securities outstanding on the Record Date. A quorum will be present at the Annual Meeting if shares of the Common Stock, Series A Preferred Stock and Series B Preferred Stock outstanding on the Record Date representing a majority of the total number of votes are present at the meeting in person or by proxy.

Voting of Proxies

The persons acting as proxies (the "Proxyholders") pursuant to the enclosed proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the Proxyholders will vote the shares represented by the proxy for: (i) the election of the director nominees named in this Proxy Statement; (ii) approval of the adoption of the Amended and Restated Stock Option Plan of 2000 of PerfectData Corporation expanding the types of incentive compensation awards programs available and increasing the number of shares reserved under the plan to 5,000,000; (iii) approval of the charter amendment changing the name of the company to "Sona Mobile Holdings Corp."; (iv) approval of the charter amendment increasing the number of shares of Common Stock to 90,000,000; (v) the grant to our board of directors discretionary authority to amend our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio within the range from one-for-three to one-for-five at any time prior to December 31, 2005; and (vi) in their discretion, on any other business that may come before the meeting or any adjournments or postponements of the meeting.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under our bylaws and Delaware law: (1) shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting, and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions or non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

Voting Requirements

Election of Directors.    The election of directors requires a plurality of the votes cast for the election of directors. Accordingly, the directorships to be filled at the Annual Meeting will be filled by the nominees receiving the highest number of votes. In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

Charter Amendments.    The affirmative vote of a majority of the aggregate number of votes represented by the Common Stock, Series A Preferred Stock and Series B Preferred Stock entitled to vote and voting together as a single class at the Annual Meeting is required to approve the amendments to our Certificate of Incorporation to change our name, increase the number of authorized shares of Common Stock and effectuate a reverse split. An abstention from voting or broker non-votes on this matter will be treated as "present" for quorum purposes. An abstention or a broker non-vote is not treated as a "vote" for or against the matter however, it will have the effect of a vote against that matter.

Approval of Amended and Restated Stock Option Plan.    The affirmative vote of a majority of the votes cast for or against the matter by stockholders entitled to vote at the Annual Meeting is required to approve the Amended and Restated Stock Option Plan of 2000. An abstention from voting on this matter will be treated as "present" for quorum purposes. However, since an abstention is not treated as a "vote" for or against the matter, it will have no effect on the outcome of the vote.

Except as set forth below, each person who has served as a director or as an executive officer of PerfectData since April 1, 2004 (the beginning of our last fiscal year) and each person nominated by the Board for election as a director at the Annual Meeting, all of whom are currently serving as directors, has no substantial interest, direct or indirect, by security holdings or otherwise, in any of the proposals submitted to a vote at the Annual Meeting other than if he is a nominee for election as a director, that he has an interest in being elected as a director. Notwithstanding the foregoing, each of Shawn Kreloff, John Bush and Nicholas Glinsman, all of whom are currently officers and directors of the company, and Frank Fanzilli, who is a director of the company, and all of whom are also nominees for director at the Annual Meeting, are holders of our Series A Preferred Stock. The proposal to amend our Certificate of Incorporation to increase the number of our authorized shares of Common Stock would allow them to convert the Series A Preferred Stock into shares of Common Stock along with the other holders of the Series A Preferred Stock.

Expenses of Solicitation

We will bear the entire cost of this proxy solicitation, including the preparation, printing and mailing of the Proxy Statement, the proxy and any additional soliciting materials sent by us to stockholders. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred by them in forwarding proxy soliciting materials to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and employees, without additional compensation, personally or by telephone.

PROPOSAL 1

ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

The Board presently consists of 6 members. Directors serve for a one-year term or until their successors are duly elected and qualified.

At the Annual Meeting, shareholders will be asked to elect six directors to serve until the annual meeting of stockholders in 2006 and until each director's successor is elected and qualified. The Board has nominated the following persons for election as the directors:

John Bush	Shawn Kreloff
Frank J. Fanzilli, Jr.	Bryan Maizlish
Nicholas H. Glinsman	Paul McAleese

All of the director-nominees are currently serving as directors. Mr. Maizlish has been a director since March 2000. Messrs. Kreloff, Bush and Glinsman had been directors of Sona Mobile, Inc., a Washington corporation ("Old Sona"), which merged with and into our wholly-owned subsidiary, PerfectData Acquisition Corporation (the "Merger") on April 19, 2005. In connection with that transaction, four of our five directors at the time – Harris Shapiro, Corey Schlossman, Timothy Morgan and Tracie Savage – resigned and the sole remaining director – Mr. Maizlish – appointed Messrs. Kreloff, Bush and Glinsman to the Board. Messrs. Fanzilli and McAleese were appointed to the Board in July 2005. Messrs. Fanzilli, Maizlish and McAleese are "independent" under Nasdaq rules.

The table below sets forth certain information as of the Record Date concerning the nominees for election as our directors. The information as to age has been furnished to us by the individual named. For information as to the shares of Common Stock beneficially owned by each nominee, see the table under the caption "Security Ownership of Certain Beneficial Holders and Management" elsewhere in this proxy statement.

Name of Nominee	Age	Year First Elected/Appointed	Position and Offices with the Company
Shawn Kreloff	42	2005	Director and Chairman
John Bush	41	2005	Director and Chief Executive Officer and President
Nicholas H. Glinsman	45	2005	Director, Secretary and Interim Chief Financial Officer
Bryan Maizlish	43	2000	Director
Frank J. Fanzilli, Jr. (1)	48	2005	Director
Paul McAleese (1)	40	2005	Director

(1)	Member of the Audit Committee and Compensation and Nominating Committees.

Shawn Kreloff, 42, has been a director and our Chairman since April 19, 2005, the date we acquired Sona Mobile, Inc. ("Sona") through a reverse merger transaction. From September 2004 until April 19, 2005 he was was a director and the Chairman of Sona. Mr. Kreloff was a founding investor of Insight First, a company that provides analytics software, which was sold to 24/7 Media (Nasdaq: TFSM) in 2003. He was also a founding investor, as well as executive vice president of business development, of Opus360 Corporation, which was acquired by Artemis International Solutions (OTC: AMSI) in 2002. He was a founder of Gray Peak Technologies, Inc., a network consulting firm that provided high end consulting to telecomm, financial and other Fortune 1,000 companies, and served as its Chairman and Chief Executive Officer until it was sold to USWeb (Nasdaq: USWB) in 1998 for over $100 million. From September 2002 to 2003, Mr. Kreloff was executive vice president of sales, marketing and business development of Predictive Systems, Corp., a network infrastructure and security consulting company. Mr. Kreloff is a member of the board of directors and, since September 2004, of the board of directors of Secured Services, Inc., (OTCBB: SSVC.OB). Mr. Kreloff served on the board of directors of Hudson Williams, a computer consulting firm, from 1999 through 2004 when it was acquired by Keynote Systems. (Nasdaq NM: KEYN).

John Bush, 41, has been a director and our President since April 19, 2005. He was a director of Sona and its President and Chief Executive Officer from December 2003 until April 19, 2005. He has been a senior telecommunications and technology executive for over 17 years. From November 2001 through December 2003, he was self-employed and a private investor. From December 1998 through December 2001, he was Vice President – Enterprise Marketing for Sprint Canada.

Nicholas H. Glinsman, 45, has been a director and our Secretary since April 19, 2005. In addition, as of June 1, 2005 he has been our Interim Chief Financial Officer, replacing our former Chief Financial Officer who retired as of May 31, 2005. From September 2004 until April 19, 2005 he was a member of the board of directors of Sona. Mr. Glinsman has over 17 years of experience in the financial services industry. Since 2000 Mr. Glinsman has been the Chief Executive Officer of 1 EZcall, LLC, a private investment fund. Since 2001 Mr. Glinsman has been a member of the board of directors of Braven Capital and Mirebella Funds Services, which are also private investment funds. Prior to 2001, he held various senior management positions at Salomon Brothers, Inc. and Merrill Lynch, Pierce & Smith, Inc., including manager of the future sales group for Europe and the Middle East. He also represented the trading floor on the bank's European technology committee.

Bryan Maizlish, 43, has been a director since March 31, 2000. Mr. Maizlish joined Lockheed Martin Corporation in August 2000 and has held various managerial positions since then. He is currently serving as the Chief Technology Officer – Program Team in the Integrated Systems and Solutions Division at Lockheed Martin Corporation. From January 1998 to August 2000, he was employed by Magnet Interactive Inc., a private Internet professional services company and its affiliate Noor Group Ltd., a full service Internet solutions and infrastructure provider offering a full range of services from networking, hosting, and Internet service provision to web-based services and entertainment based in Cairo, Egypt, his last position at both companies being Executive Vice President, Chief Strategy Officer and Chief Financial Officer. Prior thereto, he held various managerial and consulting positions for over a decade in the new media and entertainment industries, such as MCA Inc., Gulf Western Corporation and Gene Roddenberry's Norway Corporation.

Frank J. Fanzilli, Jr., 48, is a private investor and has been an independent business consultant since June 2002. From 1985 through June 2002 Mr. Fanzilli was employed at Credit Suisse First Boston. In 1996 he was named Managing Director and the Global Chief Information Officer of the bank. In that capacity he was responsible for the firm's world-wide information technology infrastructure, operations and applications. Mr. Fanzilli is also a director of InterWoven Inc. (Nasdaq NM: IWOV). He is also a director of Open Source Development Labs, a no-profit organization dedicated to promoting open source. Mr. Fanzilli received a BS in Management from Fairfield University and MBA in Finance from the New York University Stern School of Business.

Paul McAleese, 40, was the Chief Marketing Officer for Cincinnati Bell Inc. from January 2004 through July 2005. In that role he was responsible for overseeing the strategic operations for Cincinnati Bell's four principal product groups – local, long distance, wireless and Internet services. From June 1998 through December 2003, Mr. McAleese was a Managing Director of mm02 plc's consumer business. mm02 is one of the largest European wireless providers, claiming to have more than 22 million customers. Mr. McAleese currently serves as a member of the advisory board of Casero Software, a Candian software company that delivers value-added services to broadband service providers, and to m-Qube, a mobile messaging management technology company located in Boston, Massachusetts.

There are no family relationships among the director nominees or among our executive officers.

The Board of Directors Recommends a Vote FOR the Election of the Foregoing Nominees
and Proxies that are Signed and Returned will be so Voted
Unless Otherwise Instructed.

*    *    *    *    *

Committees and Board Meetings

For the fiscal year ended March 31, 2005, the Board had two standing committees: Audit and Compensation. During the most recent fiscal year, there were seven meetings of the Board, one of which was adjourned to a second day. The Audit Committee held four meetings during fiscal 2005, the first to review our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2004, which included our audited financial statement for such fiscal year, and the other meetings to review our quarterly reports on Form 10-QSB for each of the first three quarters of our 2005 fiscal year. On May 24, 2005, the entire Board met with the independent auditors to review our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2005 before it was filed and, based on such meeting, recommended that such report be filed.

The Compensation Committee held no meetings during fiscal 2005.

All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of all committees of the Board on which that director served during the last full fiscal year.

Identification of Audit Committee

During our most recent fiscal year, which ended March 31, 2005, we had a separately-designated standing Audit Committee. As of March 31, 2005, the members of the Audit Committee were Timothy D. Morgan (Chairman), Bryan Maizlish and Tracie Savage. Mr. Morgan and Ms. Savage resigned as directors on April 19, 2005, the day the Merger was consummated. From that date until July 19, 2005, the Board functioned as the Audit Committee. On July 19, 2005 two new independent directors were appointed to the Board – Frank Fanzilli and Paul McAleese and they were immediately appointed to serve on the Audit Committee with Mr. Fanzilli appointed as Acting Chairman until we can identify an "audit committee financial expert". (See below). Both Mr. Fanzilli and Mr. McAleese satisfy the eligibility requirements imposed by Nasdaq for service on an audit committee of a Nasdaq-listed company. As our Common Stock is only quoted on the Over-the-Counter Bulletin Board, we are not required to comply with the independence rules imposed by Nasdaq. However, we believe that as a matter of good corporate governance it is prudent to comply with those rules. As a result, we have reconstituted our Audit Committee with two independent directors.

Audit Committee Financial Expert

During our most recent fiscal year, the Board determined that Timothy D. Morgan, then Chairman of its Audit Committee, was an "audit committee financial expert" as such term is defined in Item 401(e)(1) of Regulation S-B and that Mr. Morgan was independent pursuant to Item 401(e)(1)(ii) of Regulation S-B. As discussed above, Mr. Morgan resigned from the Board effective April 19, 2005. We have not yet determined whether Mr. Fanzilli or Mr. McAleese qualify as an "audit committee financial expert". Until we make that determination or find someone else who would so qualify, the Audit Committee will operate without an "audit committee financial expert".

Compensation Committee

During our most recent fiscal year and during the current fiscal year until April 19, 2005, Harris A. Shapiro and Corey P. Schlossmann served as members of the Compensation Committee, with Mr. Shapiro serving as the Chairman. The Compensation Committee has the authority to approve the remuneration of our key officers and, if incorporated or acquired, its subsidiaries, review and recommend to the Board changes in our stock benefit and executive, managerial or employee compensatory and benefit plans or programs and administer stock option, restricted stock or similar plans. On April 19, 2005, Messrs. Harris and Schlossman resigned from the Board.

Nominating Committee

Until July 19, 2005, we did not have a standing nominating committee or a committee performing similar functions. Since March 31, 2000 we have been trying to identify a suitable acquisition candidate which, among other matters, would furnish new directors. As a result, the Board did not believe it necessary or appropriate to set up a formal nominating committee nor to adopt a charter for such a committee.

Compensation and Nominating Committee

On July 19, 2005, the Board established a Compensation and Nominating Committee and approved, adopted and ratified the Compensation and Nominating Committee Charter, a copy of which is annexed hereto as Appendix II. Mr. Fanzilli and Mr. McAleese were appointed the sole members of the Compensation and Nominating Committee with Mr. McAleese appointed as Chairman.

The function of the Compensation and Nominating Committee is to review and recommend the compensation and benefits, payable to our officers, review general policy matters relating to employee compensation and benefits and administer our various stock option plans and other incentive compensation arrangements. The committee will also identify individuals qualified to become members of the Board and make recommendations to the Board of nominees to be elected by stockholders or to be appointed to fill vacancies on the Board.

In identifying and recommending nominees for positions on the Board, we anticipate that the Compensation and Nominating Committee will consider (i) a candidate's judgment, charter, expertise, skills and knowledge useful to the oversight of our business; (ii) a candidate's business or other relevant experience; and (iii) the extent to which the interplay of the candidate's expertise, skills, knowledge and experience with that of other members of the Board will build a Board that is effective, collegial and responsive to our needs.

The Board expects that Compensation and Nominating Committee will also consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the committee, a stockholder should notify our Secretary by written notice delivered to, or mailed to and received at, our principal executive offices not less than thirty (30) days and not more than sixty (60) days prior to the scheduled annual meeting date, regardless of any postponements, deferrals or adjournments of that meeting to a later date. A stockholder's notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election to the Board, all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors in an election contest, or is otherwise required, in each case pursuant to the Securities Exchange Act of 1934, as amended, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (ii) the name and address of the stockholder making the nomination and any other stockholders known by such stockholder to be supporting such nomination; (iii) the class and number of shares of stock owned by the stockholder on the date of such stockholder's notice and by any other stockholders known by such stockholder to be supporting such nomination on the date of such stockholder's notice and (iv) any financial interest of the stockholder in such nomination.

The Board believes that the minimum qualifications for service as a director are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board's oversight of our business and affairs and an impeccable reputation of integrity and competence in his or her personal or professional activities. The committee's evaluation of potential candidates shall be consistent with the Board's criteria for selecting new directors. Such criteria include an understanding of our business environment and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the Board's ability to manage and direct our affairs and business, including when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements. The committee may also receive suggestions from our current Board members, executive officers or other sources, which may be either unsolicited or in response to requests from the committee for such candidates. In addition, the committee may also, from time to time, engage firms that specialize in identifying director candidates.

Once a person has been identified by the committee as a potential candidate, the Compensation and Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the committee determines that the candidate warrants further consideration, the chairman or another member of the committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the committee may request information from the candidate, review the person's accomplishments and qualifications and may conduct one or more interviews with the candidate. The committee will consider all such information in light of information regarding any other candidates that the committee might be evaluating for membership on the Board. In certain instances, the committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. The committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder.

Communications with Directors

The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically, at boardofdirectors@sonamobile.com. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to our executive offices at 825 Third Avenue, 32nd Floor, New York, New York 10022 to the attention of the Secretary. All communications received as set forth in the preceding paragraph will be opened by the Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

It is our policy that directors are invited and encouraged to attend the Annual Meeting.

Audit Committee Report

The Audit Committee was established to meet with management and our independent accountants to determine the adequacy of internal controls and other financial reporting matters. Until April 19, 2005, the Audit Committee was comprised of three non-employee directors and operated under a written charter (the "Charter") adopted by the Board of Directors on October 15, 2002, a copy of which is attached to this Proxy Statement as Appendix III. As previously discussed, on April 19, 2005 two of the Audit Committee members were among the four directors who resigned. The only remaining member of the Audit Committee is Bryan Maizlish whom the Board has determined is "financially literate as that term is defined under NASD Rule 4200. In light of the fact that since April 19, 2005 there has been only one independent director on the Board, since that date the entire Board has function as the Audit Committee. Accordingly, the Board reviewed our audited financial statements for the year ended March 31, 2005 and met with our chief financial officer to discuss such audited financial statements. The Board discussed with our independent accountants, Singer Lewak Greenbaum & Goldstein, LLP ("SLGG"), the matters required to be discussed pursuant to Statement on Accounting Standards No. 61, as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from SLGG required by the Independence Standards Board Standard No. 1, as may be modified or supplemented. The Board has discussed with SLGG its independence from the company and its management. SLGG had full and free access to the Audit Committee. Based on its review and discussions, the Board authorized the inclusion of our audited financial statements for the fiscal year ended March 31, 2005 be included in its Annual Report on Form 10-KSB, filed on May 27, 2005.

EXECUTIVE OFFICERS

The following table sets forth the names, ages and principal position of our executive officers as of the Record Date:

Name	Age	Position
Shawn Kreloff	42	Chairman of the Board and Director
John Bush	41	President, Chief Executive Officer and Director
Nicholas H. Glinsman (1)	44	Secretary, Interim Chief Financial Officer and Director
Lance Yu	35	Senior Vice President – Chief Technology Officer

(1)	Mr. Glinsman was appointed Interim Chief Financial Officer as of June 1, 2005 upon the retirement of Irene Marino, our former Chief Financial Officer who retired as of May 31, 2005.

The principal occupation and business experience of Messrs. Kreloff, Bush, Glinsman, Fanzilli and McAleese are discussed above.

Lance Yu, 35, became our Senior Vice President – Chief Technology Officer on April 19, 2005. From November 2004 until April 19, 2005 he was the Senior Vice President – Chief Technology Officer of Sona. From January 2002 through November 2004, he was the Vice President – Technology of Sona Innovations, which was purchased by Sona from Baldhead Systems, a professional services, web design and business consulting organization based in Toronto, Canada, first as a Senior Project Manager and then as Vice President – Technology.

EXECUTIVE COMPENSATION AND TRANSACTIONS WITH DIRECTORS, OFFICERS AND PRINCIPAL HOLDERS

The following table provides certain summary information concerning the compensation earned for services rendered to us in all capacities during each of the last three fiscal years by our Chief Executive Officer as of the end of the last fiscal year ended March 31, 2005. No other executive officer earned in excess of $100,000:

SUMMARY COMPENSATION TABLE

	Annual Compensation		Long-Term Compensation
Name and Principal Position	Year	Salary	Securities Underlying Options	Other Compensation
Harris A. Shapiro (1)	2005	$71,250	25,000	$1,750 (2)
Chief Executive Officer and	2004	$150,000	—	$2,500 (2)
Chairman of the Board	2003	$150,000	35,000	$2,250 (2)

(1)	Mr. Shapiro served as our Chief Executive Officer from September 2000 through April 19, 2005.

(2)	Mr. Shapiro was paid cash compensation for his services as a director in accordance with the fee arrangements for directors as described in the subsection captioned "Directors' Compensation".

PROPOSAL 2
APPROVAL OF THE AMENDED AND RESTATED STOCK OPTION PLAN
OF 2000 OF PERFECTDATA CORPORATION

At the annual meeting, stockholders will be asked to approve the Amended and Restated Stock Option Plan of 2000 of PerfectData Corporation (the "Amended and Restated Plan"), a copy of which is attached hereto as Appendix IV, which was approved by the Board of Directors on July 19, 2005. The Amended and Restated Plan amends and restates the Stock Option Plan of 2000 adopted by the Board in May 2000 and approved by the stockholders in October 2000 (the "Original Plan").

History and Background

The Original Plan only provided for the grant of options to our directors, officers, employees and consultants. The maximum number of shares that could be optioned and sold under the Original Plan is 2,000,000 (the "Option Shares"). The Option Shares are registered under the Securities Act of 1933, as amended (the "Securities Act") on Form S-8, File No. 333-51744. As a result of this registration under the Securities Act, an optionee who is not an "affiliate" may resell the shares of the Common Stock received upon exercise immediately and an optionee who is an "affiliate" (i.e., a director or an executive officer) may resell pursuant to the exemption of Rule 144 under the Securities Act without compliance with any holding period under paragraph (d) of Rule 144. Until now the Original Plan has been administered by the Board. Currently, options covering 249,000 shares of Common Stock are outstanding under the Original Plan. These options will remain in effect under their existing terms whether or not the Amended and restated Plan is approved by stockholders.

Reasons for Stockholder Approval

The Amended and Restated Plan makes the following changes to the Original Plan:

1.    The total number of shares of Common Stock reserved for issuance under the Amended and Restated Plan is 5,000,000 compare to 2,000,000 under the Original Plan.

2.    In addition to options, the Amended and Restated Plan covers other types of equity incentive compensation awards, including, for example, restricted stock awards and stock appreciation rights.

The Board believes that attracting and retaining executives, other key employees, non-employee directors and other service providers of high quality has been and will continue to be essential to our growth and success. The Board believes that this goal is best achieved with an equity incentive compensation plan that provides it with maximum flexibility. The Amended and Restated Plan will enable us to implement a compensation program with different types of incentives for motivating employees and other leaders of our company and encouraging them to give us long-term, excellent service. In particular, stock options, restricted stock and stock-related-awards are an important element of compensation for employees and directors, because these awards enable such person to acquire or increase their proprietary interest in us, promoting a closer identity of interests between them and our stockholders. Annual incentive awards and other performance-based awards provide rewards for achieving specific performance objectives, such as earnings goals. The ability to grant such awards as compensation under the Amended and Restated Plan will help us to remain competitive, and provide a stronger incentive for each person granted an award to expend his or her maximum efforts for the success of our business. The Board views the Amended and Restated Plan as a key part of our compensation program.

The Board seeks stockholder approval of the Amended and Restated Plan in order to satisfy various legal requirements, including requirements of Nasdaq. In addition, the Board regards stockholder approval of the Amended and Restated Plan as desirable and consistent with corporate governance best practices.

The Board also seeks to preserve our ability to claim tax deductions for compensation paid, to the greatest extent practicable. Section 162(m) of the Internal Revenue Code (the "Code") limits the deductions a publicly held company can claim for compensation in excess of $1 million in a given year paid to the chief executive officer and the four other most highly compensated executive officers serving on the last day of the fiscal year (generally referred to as the "named executive officers"). "Performance-based" compensation that meets certain requirements is not counted against the $1 million deductibility cap, and, therefore, remains fully deductible. We are seeking stockholder approval of the material terms that may be used to determine certain awards under the Amended and Restated Plan, including annual incentive awards, to named executive officers in order to meet a key requirement for such awards to qualify as "performance-based" under Section 162(m). If the Amended and Restated Plan is approved by stockholders, annual incentive awards granted under the Amended and Restated Plan to named executives generally will be payable only upon achievement of pre-established performance goals relating to the company as a whole or specific business units for which the individual executive has principal responsibility. The Board believes that annual incentive awards have and will continue to provide strong motivation to executives to achieve performance objectives, and in that way place strong emphasis on the building of value for all stockholders.

For purposes of Section 162(m) of the Code, approval of the Amended and Restated Plan will be deemed also to include approval of the eligibility of executive officers and other employees and service providers to participate in the Amended and Restated Plan, the annual per-person limitations described below under the caption "Description of the Amended and Restated Plan — Per-Person Award Limitations," the general business criteria upon which performance objectives for performance awards, including annual incentive awards, are based, described below under the caption "Performance-Based Awards" and "Annual Incentive Awards," and the stock-price appreciation performance goal inherent in stock options and SARs. Because stockholder approval of general business criteria, without specific targeted levels of performance, qualifies incentive awards for a period of approximately five years, stockholder approval of such business criteria will meet the requirements under Section 162(m) until 2010. Stockholder approval of the performance goal inherent in stock options and SARs (increases in the market price of stock) is not subject to a time limit under Section 162(m).

In addition, stockholder approval will permit designated stock options to qualify as incentive stock options under the Code. Such qualification can give the holder of the options more favorable tax treatment, as explained below.

Description of the Amended and Restated Plan

The following is a brief description of the material features of the Amended and Restated Plan. This description is qualified in its entirety by reference to the full text of the Amended and Restated Plan, a copy of which is attached to this Proxy Statement as Appendix IV.

First, under the Amended and Restated Plan, a total of 5,000,000 shares of common stock will be reserved for awards to be granted thereunder. Under the Original Plan, only 2,000,000 shares were reserved.

Second, the Amended and Restated Plan authorizes a broad range of awards, including:

•	stock options

•	stock appreciation rights ("SARs")

•	restricted stock – i.e., a grant of actual shares subject to a risk of forfeiture and restrictions on transfer

•	deferred stock – i.e., a contractual commitment to deliver shares at a future date; if such a grant is forfeitable, it may be referred to as "restricted stock units"

•	other awards based on Common Stock

•	dividend equivalents

•	stock-based performance awards, which are in effect deferred stock awards that may be earned by achieving specific performance objective(s)

•	cash-based performance awards tied to achievement of specific performance objective(s)

•	shares issuable in lieu of rights to cash compensation, including under the Company's elective deferred compensation program

•	discounted options pursuant to an employee stock purchase program

If the Amended and Restated Plan is approved by our stockholders, previously authorized awards under the Original Plan would remain in effect.

Shares Available under the Amended and Restated Plan.    The number of shares of Common Stock reserved under the Amended and Restated Plan will be 5,000,000 compared to 2,000,000 under the Original Plan. The Board believes that this increase is warranted in light of the increase in the capitalization of the company. Currently, our authorized capital includes 10,000,000 shares of Common Stock, of which approximately 6,600,000 are issued and outstanding. As set forth elsewhere in this Proxy (see Proposal 4 below), shareholders are being asked to approve an amendment to our Certificate of Incorporation that would increase the number of authorized shares of Common Stock to 90,000,000. This increase is necessary in order to accommodate the conversion of our Series A and Series B Convertible Preferred Stock. After taking into the conversion of these classes, we will have approximately 37,800,000 shares of Common Stock issued and outstanding. As was the case under the Original Plan, the number of shares reserved under the Amended and Restated Plan is subject to adjustment in the event of stock splits, stock dividends, and other extraordinary events.

Only the number of shares actually delivered to and retained by participants in connection with an award after all restrictions have lapsed will be counted against the number of shares reserved under the Amended and Restated Plan. Thus, shares will become available again for new awards if an award expires, is forfeited, or is settled in cash, if shares are withheld or separately surrendered to pay the exercise price of an option or to satisfy tax withholding obligations relating to an award, if fewer shares are delivered upon exercise of an SAR than the number to which the SAR related, or if shares that had been issued as restricted stock are forfeited. Shares delivered under the Amended and Restated Plan may be either newly issued or treasury shares.

Per-Person Award Limitations.    The Amended and Restated Plan includes limitations on the amount of awards that may be granted to a participant in a given year in order to qualify awards as "performance-based" compensation not subject to the limitation on deductibility under Section 162(m) of the Code. Under this annual per-person limitation, a participant may in any year be granted share-based awards of each type authorized under the Amended and Restated Plan – options, SARs, restricted stock, deferred stock, bonus stock or stock in lieu of other compensation obligations, dividend equivalents, and other stock-based awards — relating to no more than his or her "Annual Limit." The Annual Limit equals 500,000 shares plus the amount of the participant's unused Annual Limit relating to share-based awards as of the close of the previous year, subject to adjustment for splits and other extraordinary corporate events. With respect to incentive awards not valued by reference to Common Stock at the date of grant, the Amended and Restated Plan limits such performance awards that may be earned by a participant to the participant's defined Annual Limit, which for this purpose equals $500,000 plus the amount of the participant's unused cash Annual Limit as of the close of the previous year. The per person limit on stock-based awards is independent of the limit on cash-denominated performance awards. These limits apply only to awards under the Amended and Restated Plan, and do not limit our ability to enter into compensation arrangements outside of the Amended and Restated Plan.

Adjustments to Shares Reserved, Awards and Award Limits.    Adjustments to the number and kind of shares subject to the share limitations and specified in the share-based Annual Limit are authorized in the event of a large, special or non-recurring dividend or distribution, recapitalization, stock split, stock dividend, reorganization, business combination, or other similar corporate transaction or event affecting the Common Stock. Adjustments also will be made to outstanding awards upon occurrence of these events, including to the number of shares subject to an award, any exercise price or share price referenced in the award terms (such as an SAR's base price) and other terms of the award to preserve without enhancing the value of the award. The administrator of the Amended and Restated Plan is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or to changes in applicable laws, regulations, or accounting principles.

Eligibility.    Our executive officers and other officers and employees as well as those of our subsidiaries, our non-employee directors, and any other person who provides substantial services to us or our subsidiaries will be eligible to be granted awards under the Amended and Restated Plan. A prospective employee may be granted an award, but no value may be realized under it if such person does not become an employee.

Administration.    The Amended and Restated Plan will be administered by the Compensation and Nominating Committee (the "Committee"), except that the Board may itself act in place of the Committee to administer the Amended and Restated Plan and determinations with respect to grants to non-employee directors must be made by the Board. The members of the Committee must be non-employee directors. Subject to the terms and conditions of the Amended and Restated Plan, the Committee is authorized to select participants, determine the type and number of awards to be granted and the number of shares to which awards will relate or the amount of an annual or long-term incentive award, specify times at which awards will be exercisable or settled, including performance conditions that may be required as a condition thereof, set other terms and conditions of such awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the Amended and Restated Plan, and make all other determinations which may be necessary or advisable for the administration of the Amended and Restated Plan. Nothing in the Amended and Restated Plan precludes the Committee from authorizing payment of other compensation, including bonuses based upon performance, to executive officers and other employees. The Committee is permitted to delegate authority to executive officers for the granting of awards, but action pursuant to delegated authority generally will be limited to grants to employees who are below the executive officer level. The Amended and Restated Plan provides that Committee members shall not be personally liable, and shall be fully indemnified, in connection with any action, determination, or interpretation taken or made in good faith under the Amended and Restated Plan.

Stock Options and SARs.    The Committee is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. SARs may also be granted, entitling the participant to receive the excess of the fair market value of a share on the date of exercise over the SAR's designated "base price." ISOs may only be granted through May 2010, the 10-year anniversary of the adoption of the Original Plan. The exercise price of an option and the base price of an SAR are determined by the Committee, but generally may not be less than the fair market value of the shares on the date of grant (except as described below under "Other Terms of Awards"). The maximum term of each option or SAR will be ten years. Subject to this limit, the times at which each option or SAR will be exercisable and provisions requiring forfeiture of unexercised options at or following termination of employment or upon the occurrence of other events generally are fixed by the Committee. Options may be exercised by payment of the exercise price in cash, shares or other property (which may include through broker-assisted cashless exercise procedures) or by surrender of other outstanding awards having a fair market value equal to the exercise price. Methods of exercise and settlement and other terms of SARs will be determined by the Committee. SARs may be exercisable for shares or for cash, as determined by the Committee.

Restricted and Deferred Stock/Restricted Stock Units.    The Committee is authorized to grant restricted stock and deferred stock. Prior to the end of the restricted period, shares granted as restricted stock may not be sold, and will be forfeited in the event of termination of employment in specified circumstances. The Committee will establish the length of the restricted period for awards of restricted stock. Aside from the risk of forfeiture and non-transferability, an award of restricted stock entitles the participant to the rights of a stockholder of the Company, including the right to vote the shares and to receive dividends, unless otherwise determined by the Committee.

Deferred stock gives a participant the right to receive shares at the end of a specified deferral period. Deferred stock subject to forfeiture conditions may be denominated as an award of "restricted stock units." The Committee will establish any vesting requirements for deferred stock/restricted stock units granted for continuing services. One advantage of restricted stock units, as compared to restricted stock, is that the period during which the award is deferred as to settlement can be extended past the date the award becomes non-forfeitable, so the Committee can require or permit a participant to continue to hold an interest tied to common stock on a tax-deferred basis. Prior to settlement, deferred stock awards, including restricted stock units, carry no voting or dividend rights or other rights associated with stock ownership, but dividend equivalents will be paid or accrue if authorized by the Committee.

Other Stock-Based Awards, Stock Bonus Awards, and Awards in Lieu of Other Obligations.    The Amended and Restated Plan authorizes the Committee to grant awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to common stock. The Committee will determine the terms and conditions of such awards, including the consideration to be paid to exercise awards in the nature of purchase rights, the periods during which awards will be outstanding, and any forfeiture conditions and restrictions on awards. In addition, the Committee is authorized to grant shares as a bonus free of restrictions, or to grant shares or other awards in lieu of obligations under other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Performance-Based Awards.    The Committee may grant performance awards, which may be cash-denominated awards or share-based awards. Generally, performance awards require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria as a condition of awards being granted or becoming exercisable or settleable, or as a condition to accelerating the timing of such events. Performance may be measured over a period of any length specified by the Committee. If so determined by the Committee, in order to avoid the limitations on tax deductibility under Section 162(m) of the Code, the business criteria used by the Committee in establishing performance goals applicable to performance awards to the named executive officers will be selected from among the following:

•	earnings per share (basic or fully diluted);

•	revenues;

•	earnings, before or after taxes, from operations (generally or specified operations), before or after interest expense, depreciation, amortization, incentives, or extraordinary or special items;

•	cash flow; free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital;

•	return on net assets, return on assets, return on investment, return on capital, return on equity;

•	economic value created (representing the amount by which the Company or a business unit's income exceeds the cost of the capital used by the Company or the business unit during the performance period, as determined by the Committee);

•	operating margin or operating expense;

•	net income;

•	stock price or total stockholder return; and

•	strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures.

These goals may be set with fixed, quantitative targets, targets relative to our past performance, or targets compared to the performance of other companies, such as a published or special index or a group of companies selected by the Committee for comparison. The Committee may specify that these performance measures will be determined before payment of bonuses, capital charges, non-recurring or extraordinary income or expense, or other financial and general and administrative expenses for the performance period, if so specified by the Committee.

Annual Incentive Awards.    One type of performance award that may be granted under the Amended and Restated Plan is Annual Incentive Awards, payable in cash or in shares upon achievement of pre-established performance objectives achieved during a specified period of up to one year. The Committee generally must establish the terms of annual incentive awards, including the applicable performance goals and the corresponding amounts payable (subject to per-person limits), and other terms of settlement, and all other terms of these awards, not later than 90 days after the beginning of the fiscal year. As stated above, annual incentive awards granted to named executives are intended to constitute "performance-based compensation" not subject to the limitation on deductibility under Code Section 162(m). In order for such an annual incentive award to be earned, one or more of the performance objectives described in the preceding paragraph will have to be achieved. The Committee may specify additional requirements for the earning of such awards.

Employee Stock Purchase Program.    All of our employees and those of our subsidiaries who have been determined to be eligible by the Committee may participate in the Employee Stock Purchase Plan (the "ESPP"), provided that the Committee has discretion to determine employees eligible to participate, and in exercising such discretion, may exclude those employees who have been employed less than two years, work fewer than 20 hours a week, work fewer than five months in any calendar year or are considered "highly compensated employees" within the meaning of the code. Any employee who would own more than 5% of the voting power of our stock immediately after a grant under the ESPP is not eligible to participate, and no participant may purchase more than $25,000 worth of Common Stock in any one calendar year, based on the undiscounted value of the Common Stock at the beginning of each offering period. The aggregate number of shares of Common Stock that may be granted as options under the ESPP is determined on an annual basis by the Committee, and the terms and conditions of such options shall be specified in a separate agreement. No option under the ESPP may be exercised after the expiration of 5 years (if the option is granted at an exercise price no less than 85% of the fair market value as of the date of grant) or 27 months. The purchase price of the options underlying the ESPP shall not be less than the lesser of 85% of the fair market value at the time of grant or an amount which under the terms of the option may not be less than 85% of the fair market value of such stock at the time of the exercise of the option.

Other Terms of Awards.    Awards may be settled in cash, shares, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an award, including shares issued upon exercise of an option, in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on any deferred amounts. The Committee is authorized to place cash, shares or other property in trusts or make other arrangements to provide for payment of our obligations under the Amended and Restated Plan. The Committee may condition awards on the payment of taxes, such as by withholding a portion of the shares or other property to be distributed in order to satisfy tax obligations. Awards granted under the Amended and Restated Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee may permit transfers of awards other than incentive stock options on a case-by-case basis. This flexibility can allow for estate planning or other limited transfers consistent with the incentive purpose of the Amended and Restated Plan.

The Committee is authorized to impose non-competition, non-solicitation, confidentiality, non-disparagement and other requirements as a condition on the participant's right to retain an award or gains realized by exercise or settlement of an award. Awards under the Amended and Restated Plan may be granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant awards in substitution for, exchange for or as a buyout of other awards under the Amended and Restated Plan, awards under other Company plans, or other rights to payment from the Company, and may exchange or buyout outstanding awards for cash or other property. The Committee also may grant awards in addition to and in tandem with other awards, awards, or rights. In granting a new award, the Committee may determine that the in-the-money value of any surrendered award may be applied to reduce the exercise price of any option, base price of any SAR, or purchase price of any other award.

Dividend Equivalents.    The Committee may grant dividend equivalents. These are rights to receive payments equal in value to the amount of dividends paid on a specified number of shares of Common Stock while an award is outstanding. These amounts may be in the form of cash or rights to receive additional awards or additional shares of Common Stock having a value equal to the cash amount. The awards may be granted on a stand-alone basis or in conjunction with another award. Typically, rights to dividend equivalents are granted in connection with restricted stock units or deferred stock, so that the participant can earn amounts equal to dividends paid on the number of shares covered by the award while the award is outstanding.

Vesting, Forfeitures, and Related Award Terms.    The Committee may, in its discretion, determine the vesting schedule of options and other awards, the circumstances that will result in forfeiture of awards, the post-termination exercise periods of options and similar awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions, or the expiration of any deferral period, on any award.

Upon a change in control, as defined, unless the Committee limited these rights in the grant agreement, awards will become vested and exercisable and restrictions thereon will lapse, any option that was not vested and exercisable throughout the 50-day period prior to the change in control may be surrendered for a cash payment equal to spread, determined based on the highest market price during that 50-day period prior to or following the change in control or, if higher, the consideration received by shareholders in the change in control transaction. The Committee may also specify in any award agreement that performance conditions will be deemed met upon a change in control.

Amendment and Termination of the Amended and Restated Plan.    The Board may amend, suspend, discontinue, or terminate the Amended and Restated Plan or the Committee's authority to grant awards thereunder without stockholder approval, except as required by law or regulation or under the Nasdaq rules. Proposed changes to Nasdaq rules, if adopted, will require stockholder approval of material modifications to plans such as the Amended and Restated Plan. Under these rules, stockholder approval will not necessarily be required for amendments which might increase the cost of the Amended and Restated Plan or broaden eligibility. Unless earlier terminated, the Amended and Restated Plan will terminate at such time that no shares reserved under the Amended and Restated Plan remain available and we have no further obligation with respect to any outstanding award.

Federal Income Tax Implications of the Amended and Restated Plan

We believe that under current law the following Federal income tax consequences generally would arise with respect to awards under the Amended and Restated Plan. The grant of an option or an SAR will create no federal income tax consequences for us or the participant. A participant will not have taxable income upon exercising an option which qualifies as an "Incentive Stock Option" under Section 422 of the Code ("ISO"), except that the alternative minimum tax may apply. Upon exercising an option which is not an ISO, the participant generally must recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable shares acquired on the date of exercise. Upon exercising an SAR, the participant must generally recognize ordinary income equal to the cash or the fair market value of the shares received.

Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the ISO shares at the date of exercise minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a participant's sale of shares acquired by exercise of an option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax "basis" in such shares. The tax "basis" normally is the exercise price plus any amount he or she recognized as ordinary income in connection with the option's exercise. A participant's sale of shares acquired by exercise of an SAR generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the tax "basis" in the shares, which generally is the amount he or she recognized as ordinary income in connection with the SAR's exercise.

We normally can claim a tax deduction equal to the amount recognized as ordinary income by a participant in connection with an option or SAR, but no tax deduction relating to a participant's capital gains. Accordingly, we will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding periods before selling the shares.

With respect to awards other than options and SARs that result in a transfer to the participant of cash or shares or other property, if no restriction on transferability or substantial risk of forfeiture applies to the transferred amounts, the participant generally must recognize ordinary income equal to the cash or the fair market value of shares or other property actually received. Thus, for example, if we grant an award of deferred stock or permit the participant to elect to defer receipt of cash or shares under an Amended and Restated Plan award, the participant will defer the time he or she becomes subject to income tax, and our right to claim a tax deduction will be likewise deferred. If a restriction on transferability and substantial risk of forfeiture applies to shares or other property transferred to a participant under an award (such as, for example, restricted stock), the participant generally must recognize ordinary income equal to the fair market value of the transferred amounts at the earliest time either the transferability restriction or risk of forfeiture lapses. In all cases, we can claim a tax deduction in an amount equal to the ordinary income recognized by the participant, except as discussed below. A participant may elect to be taxed at the time of grant of restricted stock or other property rather than upon lapse of restrictions on transferability or the risk of forfeiture, but if the participant subsequently forfeits such shares or property he or she would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he or she previously paid tax.

As discussed above, compensation that qualifies as "performance-based" compensation is excluded from the $1 million deductibility cap of Code Section 162(m), and therefore remains fully deductible by the company that pays it. Under the Amended and Restated Plan, options and SARs granted with an exercise price or base price at least equal to 100% of fair market value of the underlying stock at the date of grant, annual incentive awards to employees the Committee expects to be named executive officers at the time compensation is received, and certain other awards which are conditioned upon achievement of performance goals are intended to qualify as such "performance-based" compensation. A number of requirements must be met in order for particular compensation to so qualify, however, so there can be no assurance that such compensation under the Amended and Restated Plan will be fully deductible under all circumstances. In addition, other awards under the Amended and Restated Plan generally will not so qualify, so that compensation paid to certain executives in connection with such awards may, to the extent it and other compensation subject to Code Section 162(m)'s deductibility cap exceed $1 million in a given year, not be deductible by us as a result of Code Section 162(m).

The ESPP is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. An employee will not recognize income upon electing to participate in the ESPP or upon purchasing shares under the ESPP. If the employee does not dispose of shares for at least two years from the beginning of the offering period in which the shares were purchased, or in the event of his or her death (whenever occurring), the employee will realize ordinary income upon the disposition (including by sale, gift or death) in an amount equal to the lesser of: (i) the excess of the fair market value of the shares at the time of disposition over their purchase price, or (ii) the excess of the fair market value of the shares on the first day of the offering period over their purchase price. Any additional gain will be taxed as long-term capital gain. If the fair market value of the shares at the time of their disposition is below the purchase price, the employee will not recognize any ordinary income, and any loss will be a long-term capital loss. We will not have a deductible expense as a result of the purchase of stock under the ESPP, unless there is a "disqualifying" disposition, as described in the next paragraph.

If shares purchased under the ESPP are sold by an employee within two years after the beginning of the offering period in which the shares were purchased, then that sale constitutes a "disqualifying" disposition in which the employee will realize (1) ordinary income in an amount equal to the excess of the fair market value of the shares on the date of purchase (i.e., the last day of the offering period) over the purchase price, and (2) a capital gain or loss equal to the difference between (i) the amount received for the shares and (ii) the sum of the purchase price and the amount of ordinary income recognized. If the disqualifying disposition occurs more than one year after the date of purchase, any capital gain or loss will be long-term; otherwise it will be short-term. If an employee recognizes ordinary income as a result of a disqualifying disposition, we will be entitled to a corresponding deduction. To the extent required under the Code and Internal Revenue Service guidance, we will withhold income and employment taxes with respect to purchases and dispositions of shares under the ESPP.

The foregoing provides only a general description of the application of federal income tax laws to certain awards under the Amended and Restated Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the

Amended and Restated Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. Different tax rules may apply, including in the case of variations in transactions that are permitted under the Amended and Restated Plan (such as payment of the exercise price of an option by surrender of previously acquired shares). The summary does not address the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local, or foreign tax laws.

The Board Of Directors Unanimously Recommends a Vote FOR the
Approval of the Amended and Restated Stock Option Plan of 2000
of PerfectData Corporation

*    *    *    *    *

Option, Grants, Exercises and Values

The following table provides certain summary information concerning the granting of options during our fiscal year ended March 31, 2005 to our Chief Executive Officer who is the sole executive officer named in the Summary Compensation Table:

OPTION GRANTS IN LAST FISCAL YEAR

Name	Number of Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price per Share	Expiration Date
Harris A. Shapiro	25,000	71%	$0.52	6/09/14(1)

(1)	On April, 19, 2005, as a result of the consummation of the Merger all outstanding options became immediately exercisable, even if not already exercisable, and their expiration date became April 19, 2008.

The following table provides certain summary information concerning the exercise of options during the 2005 fiscal year and unexercisable options held as of the end of the 2005 fiscal year by the Chief Executive Officer who is the sole executive officer named in the Summary Compensation Table:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

Name	Shares Acquired On Exercise	Value Realized	Number of Unexercised Options Held at Fiscal Year End	Value of Unexercised In-the- Money Options at FY-End (2)
				Exercisable	Unexercisable
Harris A. Shapiro	—	$ —	60,000 (1)	$6,666	$ 25,334

(1)	As of March 31, 2005, options were exercisable to purchase 23,332 shares.

(2)	Value is based upon the market value of the Common Stock as of March 31, 2005, less the exercise price payable per share under such options. An option for 10,000 shares has been excluded because the market value was less than the exercise price.

Employment Agreements

None.

Limitation of Directors' Liability and Indemnification

Our Certificate of Incorporation limits the liability of individual directors for specified breaches of their fiduciary duty. The effect of this provision is to eliminate the liability of directors for monetary damages arising out of their failure, through negligent or grossly negligent conduct, to satisfy their duty of care, which requires them to exercise informed business judgment. The liability of directors under the federal securities laws is not affected. A director may be liable for monetary damages only if a claimant can show receipt of financial benefit to which the director is not entitled, intentional infliction of harm on us or on our shareholders, a violation of section 174 of the Delaware General Corporation Law (dealing with unlawful distributions to shareholders effected by vote of directors), and any amended or successor provision thereto, or an intentional violation of criminal law.

Our Certificate of Incorporation also provides that we will indemnify each of our directors or officers, and their heirs, administrators, successors and assigns against any and all expenses, including amounts paid upon judgments, counsel fees, and amounts paid or to be paid in settlement before or after suit is commenced, actually and necessarily incurred by such persons in connection with the defense or settlement of any claim, action, suit or proceeding, in which they, or any of them are made parties, or which may be asserted against them or any of them by reason of being, or having been, directors or officers of the corporation, except in relation to such matters in which such director or officer shall be adjudged to be liable for his own negligence or misconduct in the performance of his duty.

There is no pending litigation or proceeding involving any of our directors, officers, employees or agents in which we are required or permitted to provide indemnification, except as set forth under Certain Relationships and Related Party Transactions. We are also not aware of any threatened litigation or proceedings that may result in a claim for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers or controlling persons under our Certificate of Incorporation, we have been informed that, in the opinion of the Commission, indemnification is against public policy as expressed in the Securities Act and is unenforceable.

Compensation of Directors

During our 2005 fiscal year, each of the directors then serving was granted a stock option under the Original Plan for 25,000 shares of Common Stock. In addition, each director was eligible to receive $500.00 for each meeting attended in person, plus reimbursement for out-of-pocket expenses, and $250.00 for each meeting attended telephonically.

On July 19, 2005, the Board adopted a new compensation plan for directors. Under that plan, each non-employee director will, immediately upon his or her election or appointment to the Board, receive 40,000 shares of Common Stock, of which 20,000 shares will vest immediately and 20,000 will vest on the first anniversary of his or her election to the Board. If the director leaves the Board for any reason, voluntarily or involuntarily, before the first anniversary of his or her election to the Board, he or she will forfeit any unvested shares. In addition, each non-employee director will receive an annual director's fee of $5,000 and an option to purchase 5,000 shares of Common Stock, which option will become exercisable in equal quarterly installments and $250.00, plus reimbursement for actual out-of-pocket expenses, for each Board meeting attended in person and $125.00 for each Board meeting attended telephonically.

The Chairmen of the Audit Committee and the Compensation and Nominating Committee will also receive an annual fee of $1,000, payable in equal quarterly installments. Each member of the Audit Committee and the Compensation and Nominating Committee will receive $250.00, plus reimbursement for actual out-of-pocket expenses, for each committee meeting attended in person and $125.00 for each committee meeting attended telephonically, unless the committee meeting immediately precedes or follows a Board meeting, in which event the committee members will receive $150.00, for attending the committee meeting in person and $75.00 if they attend the committee meeting telephonically.

Security Ownership of Certain Beneficial Owners and Management
and Related Stockholder Matters

The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of our Common Stock by the following:

•	each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding Common Stock;

•	each of our directors and director nominees:

•	each executive officer named in the Summary Compensation Table above; and

•	all of our directors and executive officers as a group.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all of the Common Stock owned by them. The individual shareholders have furnished all information concerning their respective beneficial ownership to us.

	Without Additional Shares			With Additional Shares(2)
Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned(1)	Number of Shares of Common Stock Beneficially Owned		Percentage of Shares of Common Stock Beneficially Owned
Shawn Kreloff(3) c/o Sona Mobile, Inc. 825 Third Avenue, 32nd Floor New York, NY 10022	2,879,911		7.6%	4,143,030		8.4%
John Bush(4) c/o Sona Mobile, Inc. 825 Third Avenue, 32nd Floor New York, NY 10022	6,233,554	(5)	16.5%	8,967,568	(5)	18.2%
Nicholas H. Glinsman(6) c/o Sona Mobile, Inc. 825 Third Avenue, 32nd Floor New York, NY 10022	2,405,579		6.4%	3,460,658		7.0%
Bryan Maizlish(7) 9705 Conestoga Way Potomac, MD 20854	64,256	(8)	Less than 1%	64,256	(8)	Less than 1%
Frank Fanzilli [Address]	527,977		1.4%	759,545		1.5%
Paul McAleese [Address]
Lance Yu c/o Sona Mobile, Inc. 44 Victoria Street, Suite 801 Toronto, Ontario M5C1Y2 Canada	1,178,734		3.1%	1,695,722		3.4%
Harris A. Shapiro (10) c/o PerfectData Corporation 1445 East Los Angeles Avenue Simi Valley, CA 93065	344,500		Less than 1%	344,500		Less than 1%
All directors and officers as a group (7 in number)(11)	13,290,011		35.1%	19,090,779		38.8%

	Without Additional Shares			With Additional Shares(2)
Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Beneficially Owned
Lohrey LLC c/o Harlowe & Hitt LLP One Tacoma Avenue North Tacoma, WA 98403	3,961,190		10.5%	5,698,554	11.6%
Steven L. Martin c/o Slater Asset Management, LLC 153 East 53rd Street, 26th Floor New York, NY 10022	3,430,104	(12)	8.93%	3,552,080	7.13%

(1)	Effect is given, pursuant to Rule 13-d(1)(i) under the Exchange Act, to shares issuable upon the exercise of options or warrants currently exercisable or exercisable within 60 days of the date of this Report.

(2)	Reflects beneficial ownership if the former Sona shareholders increases their equity position in the Company to 85% (including the shares issuable to the Advisor) in accordance with the Merger Agreement.

(3)	Mr. Kreloff became the Chairman of the Board and a director of the Company effective with the Merger.

(4)	Mr. Bush became the President, the Chief Executive Officer and a director of the Company effective with the Merger.

(5)	The shares of the PerfectData Common Stock reported in the table reflect (a) 6,153,366 shares owned by Mr. Bush and 80,168 shares owned by his wife without the Additional Shares and (b) 8,852,210 shares owned by Mr. Bush and 115,358 shares owned by his wife with the Additional Shares.

(6)	Mr. Glinsman became the Secretary and a director of the Company effective with the Merger and Interim Chief Financial Officer as of June 1, 2005.

(7)	Mr. Maizlish continues to serve as a director of the Company.

(8)	The shares reported in the table reflect or include (a) 60,000 shares issuable upon the exercise of an option under the PerfectData Option Plan. All these options expire on April 19, 2008.

(9)	Director nominee.

(10)	Mr. Shapiro was the Chairman of the Board, the Chief Executive Officer and a director of the Company until April 19, 2005 when he resigned in connection with the Merger. The shares of the Common Stock reported in the table reflect (a) 284,500 shares owned by Millennium Capital Corporation ("Millennium"), for which Mr. Shapiro has voting power as its President; (b) 10,000 shares issuable upon the exercise of an option expiring June 19, 2012 under the 2000 Option Plan (c) 25,000 shares issuable upon the exercise of an option expiring September 25, 2012 under the 2000 Option Plan; and (d) 25,000 shares issuable upon the exercise of a an option expiring June 9, 2014 under the 2000 Option Plan. As a result of the Merger, the expiration date of all three options became April 19, 2008.

(11)	Does not include Mr. Shapiro's beneficial ownership.

(12)	Includes shares owned directly by Mr. Martin (278,104) as well as shares he is deemed to beneficially own under relevant SEC rules and regulations through his wife (8,000), through his IRA (152,400) and through his wife's IRA (72,200). Mr. Martin also has voting control over shares owned by Slater Equity Partners, L.P. (1,372,000), Slater Equity Partner's Offshore Fund Ltd. (762,200) and Slater FF&E Fund, LLC (152,400) by virtue of the fact that he is the Manager and controlling owner of Slater Asset Management, L.L.C. ("SAM") and Slater Capital Management, L.L.C. ("SCM"). SAM is the general partner of investment limited partnerships of which SCM is the investment advisor, including Slater Equity Partners, L.P. SCM is also the investment advisor to Slater Equity Partners Offshore Fund Ltd. ("Offshore Fund"). Also include 628,800 shares underlying warrants held by Mr. Martin and the above-mentioned individuals and entities.

Legal Proceedings

We are not aware of any legal proceedings in which any director, officer or affiliate of the ours, any beneficial owner of record of more than five percent of any class of voting securities of ours, or any associate of any such director, officer, affiliate, or security holder is a party adverse to us or has a material interest adverse to us.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth, as of March 31, 2005, certain summary information with respect to compensation plans under which shares of the Common Stock are authorized for issuance:

EQUITY COMPENSATION PLAN INFORMATION

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	324,000	$.93	1,686,000
Equity compensation plans not approved by security holders (1)	—	—	76,000
Total	324,000	$.93	1,762,000

(1)	In April 1999, the Board authorized a reserve of 100,000 shares of Common Stock for granting of warrants and options. Said warrants and options were to be sold for a price of five cents per share and would have an exercise price of $1.56 per share. The term was to be three years from date of issuance. This plan was cancelled by the Board effective April 18, 2005.

Certain Related Party Transactions

We have an oral arrangement with Nicholas H. Glinsman, our Secretary and Interim Chief Financial Officer and a member of our Board, under which we pay him $12,500 per month for business and financial advisory services.

We have an oral arrangement with John Bush, our Chief Executive Officer and President and a member of our Board, under which we pay him approximately $15,000 per month as compensation for services rendered to us.

On July 18, 2005, we recently entered into a two-year consulting agreement with Frank Fanzilli, a director, under which we pay him $5,000 per month for advisory and consulting services.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than ten percent (10%) of a registered class of our equity securities to file reports of ownership and changes in ownership with the Commission. Officers, directors and greater than ten percent (10%) stockholders are required by to furnish us with copies of all Section 16(a) forms they file.

To the best of our knowledge, based solely on review of the copies of such forms furnished to us, or written representations that no other forms were required, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent (10%) stockholders were complied with during the fiscal year ended March 31, 2005. With respect to any former directors, officers, and ten percent (10%) stockholders, we do not have any knowledge of any known failures to comply with the filing requirements of Section 16(a).

PROPOSAL 3
APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO
CHANGE OUR NAME TO "SONA MOBILE HOLDINGS CORP."

General

On May 24, 2005, the Board unanimously adopted a resolution, subject to shareholder approval, to amend our Certificate of Incorporation to change our name from "PerfectData Corporation" to "Sona Mobile Holdings Corp." This change arises in connection with the Merger. At the time of the Merger, we no longer had an operating business, having sold all our assets to Spray Products Corporation in November 2004. As a result of the Merger, our only operating business is the historical business of Old Sona. We believe that it is in our best interest and the best interest of our stockholders to continue to develop a brand identity for the Sona name. As a result, changing our name to "Sona Mobile Holdings Corp." more clearly reflects our current business and its future prospects. In addition, once our name is changed, we plan to ask Nasdaq to change our stock symbol to "SONA".

A copy of the proposed amendment to our Certificate of Incorporation is attached as Appendix V to this Proxy Statement.

The Board of Directors Recommends a Vote FOR the Proposal to Amend the Certificate of
Incorporation to Change our name to "Sona Mobile Holdings Corp." and Proxies that are Signed and Returned will be so Voted Unless Otherwise Instructed.

*        *        *        *        *

PROPOSAL 4
APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO
INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK

General

On May 24, 2005, the Board unanimously adopted a resolution, subject to stockholder approval, to amend our Certificate of Incorporation to increase the number of authorized shares of Common Stock to 90,000,000. Currently, we have 10,000,000 shares of Common Stock authorized.

The Board believes that the proposed increase in the number of shares of authorized Common Stock is because it will result in an automatic conversion of the outstanding shares of Series A and Series B Preferred Stock. It will also permit us to reserve a sufficient number of shares to cover the additional shares to be reserved under the Amended and Restated Plan and the common stock purchase warrants issued in connection with our June 2005 private placement to accredited investors, and, if needed, for issuance in connection with future equity financings, possible acquisitions, stock splits, stock dividends, employee benefit plans and for other proper corporate purposes without further action by the company's stockholders, except as required by applicable law, regulation or rule.

The Series A Preferred Stock

At the time of the Merger, we had 6,584,530 shares of Common Stock issued and outstanding. In addition, we had reserved 2,000,000 shares of Common Stock for future issuances under our Plan. In the Merger transaction, the former shareholders of Sona were to receive a number a shares of Common Stock so that on a fully diluted basis after the Merger they would own 80% of all the issued and outstanding shares of the Common Stock. Since we did not have a sufficient number of authorized shares of Common Stock to meet this requirement, the former Sona shareholders received 539,733 shares of our Series A Preferred Stock, which is convertible into 25,961,714 shares of Common Stock. In addition, Sona's financial advisor in connection with the Merger received 28,407 shares of the Series A Preferred Stock, which are convertible into 1,366,406 shares of Common Stock.

The rights, preferences and privileges of the Series A Preferred Stock are set forth in Certificate of Designations filed as an exhibit to our Form 10-KSB filed on May 27, 2005. The key terms of the Series A Preferred Stock are as follows:

(a)    Dividends.    The Board of Directors may, in its discretion, declare a quarterly non-cumulative cash dividend at a rate of six percent per annum.

(b)    Conversion.    Each holder of the Series A Preferred Stock may, at any time and from time to time, convert each of his, her or its shares of the Series A Preferred Stock into a number of shares of the Common Stock determined in accordance with a conversion ratio of 48.11159. This conversion ratio and the shares of the Common Stock issuable upon conversion are subject to adjustment upon the occurrence of stock splits, stock dividends or similar events. The holders are also protected in the event of a merger or consolidation where we are not the survivor or a sale of all or substantially all of our assets. Each share of the Series A Preferred Stock willll mandatorily convert into shares of the Common Stock either: (i) on the date on which the stockholders authorize an increase in the number of authorized shares of the Common Stock in order to permit the conversion of all the shares of the Series A Preferred Stock or (ii) April 19, 2010.

(c)    No Fractional Shares.    No fractional share of the Common Stock shall be issued, whether upon conversion of the Series A Preferred Stock. Instead what would have been a fractional share shall be rounded up or down to the nearest whole share of the Common Stock.

(d)    Rank.     Shares of the Series A Preferred Stock rank prior to shares of the Common Stock and any series of capital stock created subsequently with respect to the distribution of assets upon the liquidation, dissolution or winding up of PerfectData, whether voluntary or involuntary, unless otherwise consented to by the holders of at least 50% of the then outstanding shares of the Series A Preferred Stock. In June 2005, the holders of more than 50% of the outstanding shares of the Series A Preferred Stock consented to the issuance of the Series B Preferred Stock (described below) which ranks in parity with the Series A Preferred Stock.

(e)    Liquidation Preference.    Upon the bankruptcy or other liquidation, dissolution or winding up of the company, the holders of the Series A Preferred Stock will be entitled to a preferential payment equal to the following: $3,250,000 (adjusted for any shares of Series A Preferred Stock previously converted into shares of Common Stock).

(f)    Voting.    Each holder of the Series A Preferred Stock shall be entitled to vote with the holders of the Common Stock as a single class on all matters submitted to a vote of the stockholders and shall be entitled to the number of votes such holder would have been entitled to had such holder converted his, her or its shares of the Series A Preferred Stock. In addition, the holders of the Series A Preferred Stock shall vote as a separate class on any matter which adversely affect their rights or as to which their consent is required. In such event each holder shall have one vote per share.

(g)    Additional Protection Provisions.    During such time as any shares of the Series A Preferred Stock are outstanding, PerfectData shall not take any of the following actions without the prior written consent of the holders of more than 50% of the then outstanding shares of the Series A Preferred Stock:

(i)	change any rights, preferences or privileges of the Series A Preferred Stock;

(ii)	change any rights, preferences or privileges of any capital stock of PerfectData that would adversely affect the Series A Preferred Stock;

(iii)	create or issue any class or series of capital stock that ranks on a par with, or senior to, the Series A Preferred Stock, with respect to the distribution of assets upon the liquidation, dissolution or winding up of PerfectData;

(iv)	increase or decrease the number of authorized shares of the Series A Preferred Stock;

(v)	redeem or repurchase, or declare or pay any cash dividend on any securities junior to the Series A Preferred Stock except in accordance with the Certificate of Designations or for repurchases pursuant to an equity incentive plan approved by our Board in good faith; or

(vi)	amend our Certificate of Incorporation or Bylaws.

The Series B Preferred Stock and the Warrants

Between June 21, 2005 and July 8, 2005, we sold 3,848.7 shares of our Series B Preferred Stock, convertible into 3,848,700 shares of our Common Stock, and common stock purchase warrants to purchase 962,175 shares (the "Warrants") to a group of accredited investors for an aggregate purchase price of $5.05 million (the "Series B Financing"). The proceeds from the Series B Financing are for working capital and general corporate purposes.

The Warrants have a four-year term, expiring on June 20, 2009, an exercise price of $1.968 per share and "weighted average" anti-dilution protection.

The rights, preferences and privileges of the Series B Preferred Stock are set forth in Certificate of Designations filed as an exhibit to our Current Report on Form 8-K filed on June 22, 2005. In general, the

Series B Preferred Stock is identical in all material respects to the Series A Preferred Stock. The key terms of the Series B Preferred Stock are as follows:

(a)    Dividends.    The Board of Directors may, in its discretion, declare a quarterly non-cumulative cash dividend at a rate of six percent per annum.

(b)    Conversion.    Each holder of the Series B Preferred Stock may, at any time and from time to time, convert each of his, her or its shares of the Series B Preferred Stock into a number of shares of the Common Stock determined in accordance with a conversion ratio of 1 to 1,000. This conversion ratio and the shares of the Common Stock issuable upon conversion are subject to adjustment upon the occurrence of stock splits, stock dividends or similar events. The holders are also protected in the event of a merger or consolidation where we are not the survivor or a sale of all or substantially all of our assets. Each share of the Series B Preferred Stock will mandatorily convert into shares of the Common Stock either: (i) on the date on which the stockholders authorize an increase in the number of authorized shares of the Common Stock in order to permit the conversion of all the shares of the Series B Preferred Stock or (ii) June 21, 2010.

(c)    No Fractional Shares.    No fractional share of the Common Stock shall be issued, whether upon conversion of the Series B Preferred Stock. Instead what would have been a fractional share shall be rounded up or down to the nearest whole share of the Common Stock.

(d)    Rank.    Shares of the Series B Preferred Stock rank in parity with the shares of the Series A Preferred Stock, and rank prior to shares of the Common Stock and any other series of capital stock created subsequently with respect to the distribution of assets upon the liquidation, dissolution or winding up of PerfectData, whether voluntary or involuntary, unless otherwise consented to by the holders of at least 50% of the then outstanding shares of the Series B Preferred Stock.

(e)    Liquidation Preference.    Upon the bankruptcy or other liquidation, dissolution or winding up of the company, the holders of the Series B Preferred Stock shall be entitled to a preferential payment equal to $1,312.00 per share.

(f)    Voting.    Each holder of the Series B Preferred Stock shall be entitled to vote with the holders of the Common Stock as a single class on all matters submitted to a vote of the stockholders and shall be entitled to the number of votes such holder would have been entitled to had such holder converted his, her or its shares of the Series B Preferred Stock. In addition, the holders of the Series B Preferred Stock shall vote as a separate class on any matter which adversely affect their rights or as to which their consent is required. In such event each holder shall have one vote per share.

(g)    Additional Protection Provisions.    During such time as any shares of the Series B Preferred Stock are outstanding, we agreed that we will not take any of the following actions without the prior written consent of the holders of more than 50% of the then outstanding shares of the Series B Preferred Stock:

(i)	change any rights, preferences or privileges of the Series B Preferred Stock;

(ii)	change any rights, preferences or privileges of any of our capital stock that would adversely affect the Series B Preferred Stock;

(iii)	create or issue any class or series of capital stock that ranks on a par with, or senior to, the Series B Preferred Stock, with respect to the distribution of assets upon the liquidation, dissolution or winding up of PerfectData;

(iv)	increase or decrease the number of authorized shares of the Series B Preferred Stock;

(v)	redeem or repurchase, or declare or pay any cash dividend on any securities junior to the Series B Preferred Stock except in accordance with the Certificate of Designations or for repurchases pursuant to an equity incentive plan approved by our Board in good faith; or

(vi)	amend our Certificate of Incorporation or Bylaws.

The Board believes that the increase in the number of authorized shares of the Common Stock is in the best interests of all the stockholders because it will force an automatic conversion of all of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock into Common Stock. In addition, the additional number of authorized shares of Common Stock will provide us with flexibility in the event it needs to raise additional capital or make acquisitions.

A copy of the proposed amendment to our Certificate of Incorporation is attached as Appendix V to this Proxy Statement.

Procedure for Exchange of Stock Certificates

If the stockholders approve the proposal to amend our Certificate of Incorporation to increase the number of authorized shares of Common Stock, we will immediately file the amendment attached hereto as Appendix V (with such modifications as may be required by the Secretary of State of the State of Delaware). As soon as practicable after the filing of the amendment, we will notify the holders of our Series A and Series Preferred Stock of the filing and ask them to send us their certificates evidencing their shares of the Series A and Series B Preferred Stock. Once we receive the certificate from a shareholder, we will instruct our transfer agent to issue to that shareholder a certificate for the appropriate number of shares of Common Stock based on the applicable conversion ratio. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO. Regardless of whether a holder of the Series A or Series B Preferred Stock surrenders his stock certificate the rights, preferences and privileges of the Series A and Series B Preferred Stock will terminate immediately upon the filing of the amendment.

The Board of Directors Recommends a Vote FOR the Proposal to Amend the Certificate of
Incorporation to Increase the Number of Authorized Shares of Common Stock
and Proxies that are Signed and Returned will be so Voted
Unless Otherwise Instructed.

*        *        *        *        *

PROPOSAL 5
TO GRANT TO OUR BOARD OF DIRECTORS DISCRETIONARY AUTHORITY TO AMEND
OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF
OUR COMMON STOCK AT A RATIO WITHIN THE RANGE FROM ONE-FOR-THREE TO
ONE-FOR-FIVE AT ANY TIME PRIOR TO DECEMBER 31, 2005.

General

On June 16, 2005, the Board unanimously adopted a resolution seeking stockholder approval to grant the Board the authority to amend our Certificate of Incorporation to effect a reverse split of its Common Stock at any time it determines prior to December 31, 2005. A copy of the proposed amendment is attached hereto as Appendix VI. Stockholder approval of this proposal would also give the Board authority to decline to implement a reverse stock split prior to such date or at all. The ratio of the reverse stock split that the Board approved and deemed advisable and for which it is seeking stockholder approval is in the range from one-for-three to one-for-five with the exact ratio to be established within this range by the Board in its sole discretion at the time it elects to effect a split.

If our stockholders approve the reverse stock split proposal and the Board decides to implement the reverse stock split, we will file the proposed amendment with the Secretary of State of the State of Delaware (as described below) which will effect a reverse split of the shares of Common Stock then issued and outstanding at the specific ratio determined by the Board. The reverse stock split, if implemented, would not change the number of authorized shares or the par value of Common Stock. Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of Common Stock outstanding immediately prior to the reverse stock split as such stockholder did immediately prior to the split.

Reasons for This Proposal

The primary purpose of the reverse stock split is to obtain a higher per share trading price for our Common Stock making more attractive to certain investors. Because the reverse stock split combines the outstanding shares of Common Stock into a fewer number of shares, a share of Common Stock outstanding after giving effect to the reverse stock split is more likely to trade at a higher price per share than a share of Common Stock outstanding before giving effect to the reverse stock split. In addition, because the Delaware Annual Franchise Tax is based on authorized capital, we believe that a reverse stock split may reduce the amount of this tax.

Our Common Stock is currently quoted on the Over-The-Counter Bulletin Board ("OTCBB") and trading at below $2.00 per share. We believe that the current per share price level of the Common Stock has reduced the effective marketability of its shares of Common Stock because of the reluctance of many leading brokerage firms to maintain active analyst coverage of low-priced stocks or to recommend low-priced stocks to their clients. Some investors may view low-priced stock as speculative and unattractive, although some other investors may be attracted to low-priced stock because of the greater trading volatility sometimes associated with such securities. Such a limited stockholder base may have the undesirable effect of artificially limiting demand for the Common Stock, thus depressing the stock price.

We also believe that some brokerage houses may have policies and practices that tend to discourage individual brokers within those firms from dealing in low-priced stock. Those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint. Because brokerage commissions on low-priced stock may represent a higher percentage of the stock price than commissions on higher-priced stock, the current share price of the Common Stock can result in individual stockholders paying transaction costs (commission, markups or markdowns) that represent a higher percentage of their total share value than would be the case if the share price were substantially higher.

For all of the above reasons, the Board believes that the reverse stock split is in our best interests and those of our stockholders. There can be no assurance, however, that the reverse stock split will have the desired consequences. Specifically, there can be no assurance that, after the reverse stock split, the market price of the Common Stock will not be less than the market price before the proposed reverse stock split.

The Board believes that stockholder approval of an exchange ratio range (rather than an exact exchange ratio) provides the Board with maximum flexibility to achieve the purposes of the reverse stock split. If the stockholders approve the reverse stock split proposal, the reverse stock split will be effected, if at all, only upon a determination by the Board that the reverse stock split is in our best interests and those of our stockholders at that time. In connection with any determination to effect a reverse stock split, the Board will set the timing for such a split and select the specific ratio within the range. These determinations will be made by the Board to create the greatest marketability of our Common Stock based on prevailing market conditions at that time. No further action on the part of stockholders will be required to either implement or abandon the reverse stock split. If the Board does not implement a reverse stock split prior to December 31, 2005, the authority granted in this proposal to implement a reverse stock split on these terms will terminate. The Board reserves its right to elect not to proceed with the reverse stock split if it determines, in its sole discretion, that the split is no longer in our best interests and those of our stockholders.

Certain Risks Associated With the Reverse Stock Split

There can be no assurance that the total market capitalization of Common Stock after the proposed reverse stock split will be equal to or greater than the total market capitalization before the proposed reverse stock split or that the per share market price of Common Stock following the reverse stock split will either exceed or remain higher than the current per share market price.

There can be no assurance that the market price per new share of Common Stock (the "New Shares") after the reverse stock split will rise or remain constant in proportion to the reduction in the number of old shares of Common Stock (the "Old Shares") outstanding before the reverse stock split. For example, based on the market price of Common Stock on June 23, 2005 of $1.45 per share, if the Board decided to implement the reverse stock split and selects a reverse stock split ratio of one-for-three, there can be no assurance that the post-split market price of Common Stock would be $4.35 per share. Alternatively, if the Board decided to implement the reverse stock split and selects a reverse stock split ratio of one-for-five, there can be no assurance that the post-split market price of Common Stock would be $7.25 per share. Accordingly, the total market capitalization of Common Stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of Common Stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split. In many cases, the total market capitalization of a company following a reverse stock split is lower than the total market capitalization before the reverse stock split.

A decline in the market price for Common Stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of a reverse stock split, and the liquidity of Common Stock could be adversely affected following a reverse stock split.

The market price of Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. In many cases, both the total market capitalization of a company and the market price of a share of such company's common stock following a reverse stock split are lower than they were before the reverse stock split. Furthermore, the liquidity of Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Principal Effects of the Reverse Stock Split

Corporate Matters.    If approved and effected, the reverse stock split would have the following effects:

•	depending on the exact reverse stock split ratio selected by the Board, between three and five Old Shares owned by a stockholder would be exchanged for one (1) New Share;

•	the number of shares of Common Stock issued and outstanding will be reduced proportionately based on the reverse stock split ratio selected by the Board;

•	based on the reverse stock split ratio selected by the Board, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders thereof to purchase shares of Common Stock, which will result in approximately the same aggregate price being required to be paid for such options or warrants upon exercise of such options or warrants immediately preceding the reverse stock split; and

•	the number of shares reserved for issuance under our existing stock option plan will be reduced proportionately based on the reverse stock split ratio selected by the Board.

If approved and effected, the reverse stock split will be effected simultaneously for all Common Stock and the ratio will be the same for all Common Stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in us, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. As described below, stockholders holding fractional shares will be entitled to cash payments in lieu of such fractional shares. Such cash payments will reduce the number of post-split stockholders to the extent there are stockholders presently holding fewer than up to 3 shares, depending on the ratio for the reverse stock split selected by the Board. This, however, is not the purpose for which we are effecting the reverse stock split. Common Stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Fractional Shares.    No scrip or fractional certificates will be issued in connection with the reverse stock split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the number selected by the Board for the reverse stock split ratio will be entitled, upon surrender of certificate(s) representing such shares, to a cash payment in lieu thereof. The cash payment will equal the product obtained by multiplying (a) the fraction to which the stockholder would otherwise be entitled by (b) the per share closing sales price of Common Stock on the day immediately prior to the effective time of the reverse stock split, as reported on the OTCBB. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

If approved and effected, the reverse stock split will result in some stockholders owning "odd lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 shares.

Authorized Shares.    As of March 31, 2005, PerfectData had 10,000,000 shares of Common Stock authorized and upon stockholder approval of an increase the number shares of Common Stock authorized will be 90,000,000. Upon the effectiveness of the reverse stock split, the number of authorized shares of Common Stock will not change.

Accounting Matters.    The reverse stock split will not affect the par value of Common Stock. As a result, as of the effective time of the reverse stock split, the stated capital on our balance sheet attributable to Common Stock will be reduced proportionately based on the reverse stock split ratio selected by the Board, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of Common Stock will be restated because there will be fewer shares of Common Stock outstanding.

Potential Anti-Takeover Effect.    Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of us with another company), the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders. Other than the reverse stock split proposal, the Board does not currently contemplate recommending the adoption of any other amendments to our Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change the control of us.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the stockholders approve the proposal to authorize the Board to implement the reverse stock split and the Board decides to implement the reverse stock split on or prior to December 31, 2005, we will file an amendment substantially in the form set forth on Appendix VI with the Secretary of State of the State of Delaware. The text of the amendment may be modified to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable to effect the reverse stock split, including the insertion of the effective time and the applicable reverse stock split ratio determined by the Board. The reverse stock split will become effective at the time specified in the amendment. Beginning at the effective time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

As soon as practicable after the effective time, stockholders will be notified that the reverse stock split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the exchange agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in the letter of transmittal we send to our stockholders. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. Any Old Shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for New Shares. STOCKHOLDERS

SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

No Dissenters' Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters' rights with respect to the reverse stock split, and we will not independently provide stockholders with any such right.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material federal income tax consequences of the reverse stock split, does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Code (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the reverse stock split.

Other than the cash payments for fractional shares discussed below, no gain or loss should be recognized by a stockholder upon such stockholder's exchange of Old Shares for New Shares pursuant to the reverse stock split. The aggregate tax basis of the New Shares received in the reverse stock split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefor. In general, stockholders who receive cash in exchange for their fractional share interests in the New Shares as a result of the reverse stock split will recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the reverse stock split.

Our view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

The Board of Directors Unanimously Recommends a Vote FOR Granting our Board of Directors
Discretionary Authority to Amend our Certificate of Incorporation to Effect a Reverse Stock Split
of our Common Stock at a Ratio Within the Range from One-For-Three To One-For-Five at any
Time Prior to December 31, 2005

*        *        *        *        *

APPOINTMENT OF INDEPENDENT AUDITORS

SLGG has been our independent auditors since 2004. Their audit report appears in our annual report for the fiscal year ended March 31, 2005. Before we retained SLGG, KPMG was our independent auditors. Horwath Orenstein LLP ("Horwath") audited Sona's financial statements for its years ended December 31, 2003 and 2004. As a result of the Merger, Horwath is our auditor of record. A representative of Horwath will be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Although selection of the independent accountants is not required to be submitted to a vote of our stockholders for ratification, the Board does believe that as a matter of good corporate practice it is preferable to have shareholders ratify the appointment of the company's auditors. At the same time, the Board believes that the Audit Committee, made up solely of independent directors, should be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors. In light of the fact that the Audit Committee has only been recently reconstituted, we have not yet selected our auditors for the current fiscal year. We anticipate that this will be one of the first orders of business for the Audit Committee.

Principal Accountant Fees and Services.

Audit Fees

SLGG estimates that it will bill us $26,000 for professional services rendered in connection with its audit of our financial statements for the year ended March 31, 2005 of which $10,000 has already been paid. SLGG billed us $20,780 for its review of our financial statements included in the Forms 10-QSB filed for the first three quarters of the 2005 fiscal year.

SLGG billed us $39,957 for professional services rendered in connection with its audit of our annual financial statements for the year ended March 31, 2004. KPMG, LLP ("KPMG"), our former Independent Registered Public Accounting Firm, billed us an aggregate of $10,000 to review the financial statements included in the Forms 10-QSB filed for the first three quarters of the 2004 fiscal year.

Audit-Related Fees

SLGG billed us $1,061 for professional services rendered in the 2005 fiscal year in connection with the consent solicitation statement relating to shareholder approval of the sale to Spray and reincorporation of the company in the State of Delaware.

KPMG billed us (1) $30,000 for its professional services in the 2004 fiscal year in connection with our Registration Statement on Form S-4, File No. 333-109933, filed in connection with the then proposed merger transaction with SuperCom, which Registration Statement was withdrawn when the proposed transaction terminated, (2) $15,000 for its professional services in connection with our then pending preliminary consent solicitation statement relating to shareholder approval of the proposed sale to Spray and reincorporation in the State of Delaware, and (3) $25,000 for its professional services in connection with our Annual Report on Form 10-KSB for Fiscal 2004.

Tax Fees

SLGG billed us $4,182 for its professional services in connection with preparing our federal and state tax returns for the 2004 fiscal year and estimates that it will bill us $5,000 for its professional services in connection with preparing and filing our federal and state tax returns for the 2005 fiscal year.

All Other Fees

During the 2005 fiscal year, SLGG billed us $6,378 for its professional services in connection with the Sona merger transaction. During the 2004 fiscal year, KPMG billed us $25,000 for its professional services in connection with a limited due diligence review of SuperCom's financial statements.

Audit Committee Approval

Pursuant to the Audit Committee Charter, only the Audit Committee may select annually the Independent Registered Public Accounting Firm for us, subject to stockholder ratification. Only the Audit Committee may replace the Independent Registered Public Accounting Firm. The Charter also requires the Audit Committee to approve the retention of the independent auditors for any non-audit service and the fee for such service. The Audit Committee also approves the scope of the annual audit and the intended fee for such service and the fees for the quarterly reviews of the financial statements in the Forms 10-QSB. The Charter does not permit any delegation of the Audit Committee's authority to management and sets forth procedures for annual reviews by the Audit Committee of the Independent Registered Public Accounting Firm to determine their qualifications and independence.

With respect to all of the services described under the captions "Audit-Related Fees," "Tax Fees" and "All Other Fees," the Audit Committee reviewed in advance the scope of the services to be rendered and determined that the services were compatible with maintaining the independence of KPMG or SLGG, whichever was applicable. The Audit Committee also approved in advance all of the fees for such services and for the fees described under the caption "Audit Fees."

MISCELLANEOUS

Other Matters

The management knows of no other business which will be presented for consideration at the Annual Meeting other than that stated in the notice of meeting.

Stockholder Proposals

Stockholders interested in presenting a proposal for consideration at the annual meeting of stockholders in 2006 must follow the procedures found in Rule 14a-8 under the Exchange Act and our bylaws. To be eligible for inclusion in our 2006 proxy materials, all qualified proposals must be received by our Secretary no later than [120 days before the Proxy Statement filing date]. Such proposals should be addressed to Nicholas H. Glinsman, secretary, PerfectData Corporation, 825 Third Avenue, 32nd Floor, New York, New York 10022.

Solicitation of Proxies

The cost of this proxy solicitation and any additional material relating to the meeting which may be furnished to the stockholders will be borne by us. In addition, solicitation by telephone, telegraph or other means may be made personally, without additional compensation, by our officers, directors and regular employees. We also will request brokers, dealers, banks and voting trustees and their nominees holding shares of record but not beneficially to forward proxy soliciting material to beneficial owners of such shares, and upon request, will reimburse them for their expenses in so doing.

Reports and Financial Statements

Our Annual Report for the fiscal year ended March 31, 2005, including Audited Financial Statements is included with this proxy material. The financial statements and the management's discussion and analysis of financial condition and results of operations contained in the Annual Report are incorporated by reference and are part of this soliciting material.

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-KSB, without exhibits, will be provided without charge to any stockholder submitting a written request. Such request should be addressed to Nicholas H. Glinsman, secretary, PerfectData Corporation, 825 Third Avenue, 32nd Floor, New York, New York 10022.

EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

BY ORDER OF THE BOARD OF DIRECTORS

/s/   Nicholas H. Glinsman
  Nicholas H. Glinsman, Secretary

Dated:	New York, New York August , 2005

APPENDIX I (FORM OF PROXY)

PERFECTDATA CORPORATION
P R O X Y
FOR ANNUAL MEETING OF THE STOCKHOLDERS
WEDNESDAY, AUGUST 31, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Shawn Kreloff and John bush, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of PerfectData Corporation ("PerfectData") to be held at 825 Third Avenue, 32nd Floor, New York, New York, on Wednesday, August 31, 2005 at 10:00 A.M., Eastern Time and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of PerfectData held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

Please mark "X" your votes as indicated :
1.    ELECTION OF DIRECTORS: Shawn Kreloff, John Bush, Nicholas H. Glinsman. Bryan Maizlish, Frank J. Fanzilli, Jr. and Paul A McAleese

FOR election of all nominees

WITHHOLD vote from all nominees

FOR all nominees,

EXCEPT for nominee(s) listed below from whom Vote is withheld.

2.    Approval the Amended and Restated Stock Option Plan of 2000 of PerfectData Corporation.

FOR     AGAINST     ABSTAIN

3.    To approve an amendment to our Certificate of Incorporation that would change our name to "Sona Mobile Holdings Corp."

FOR     AGAINST     ABSTAIN

4.    To approve an amendment to our Certificate of Incorporation that would increase the number of shares of our authorized shares of common stock to 90,000,000.

FOR     AGAINST     ABSTAIN

5.    To grant to our board of directors discretionary authority to amend our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio within the range from one-for-three to one-for-five at any time prior to December 31, 2005.

FOR     AGAINST     ABSTAIN

(Continued, and to be signed, on the Reverse Side)

FOLD HERE

THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 5.

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The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

Dated:                                                            , 2005

Signature of Stockholder

Signature of Stockholder

NOTE:  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

IMPORTANT - PLEASE FILL IN, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

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APPENDIX II (COMPENSATION AND NOMINATING COMMITTEE CHARTER)

Charter for the Compensation and Nominating Committee
Of
PerfectData Corporation

Purpose

The Compensation and Nominating Committee (the "Committee") is appointed by the Board of Directors (the "Board") of PerfectData Corporation (the "Company") to:

•	Select or recommend to the Board director nominees for the next annual meeting of shareholders; and

•	Determine, or recommend to the Board for determination, the compensation of the Chief Executive Officer.

Committee Membership

The Committee will be composed of three directors who satisfy the definition of "independent" under the listing standards of the American Stock Exchange (AMEX) and the Nasdaq Stock Market, Inc. The Committee members will be appointed by the Board and may be removed by the Board in its discretion. The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate, provided the subcommittees are composed entirely of independent directors.

Meetings

The Committee shall meet as often as its members deem necessary to perform the Committee's responsibilities.

Committee Authority and Responsibilities

The Committee, to the extent it deems necessary or appropriate, will:

•	Identify individuals qualified to become members of the Board.

•	Select[1] , or recommend to the Board, director nominees to be presented for shareholder approval at the annual meeting.

•	Select, or recommend to the Board, director nominees to fill vacancies on the Board as necessary.

•	Review the individual goals and objectives, and evaluate the performance of the Chief Executive Officer, and set the Chief Executive Officer's compensation based on this evaluation.

At the Company's expense, the Committee will have the authority, to the extent it deems necessary or appropriate, to retain a firm to be used to identify director candidates and/or to assist in determining the compensation of the Chief Executive Officer. The Committee shall have sole authority to retain and terminate any such firm, including sole authority to approve the firm's fees and other retention terms. The Committee shall also have authority, to the extent it deems necessary or appropriate, to retain other advisors. The Committee will review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. The Committee will annually evaluate the Committee's own performance.

[1]	Subject to the contractual or other commitments of the Company to provide third parties with the ability to nominate and/ or appoint directors, the selection and nomination of such directors is not subject to approval by the Nominating Committee.

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APPENDIX III (AUDIT COMMITTEE CHARTER)

PERFECTDATA CORPORATION

AUDIT COMMITTEE CHARTER
(As amended on October 15, 2002)

Organization

This Charter governs the operations of the Audit Committee (the "Committee") of PerfectData Corporation (the "Company"). The Committee shall review and reassess this Charter at least annually and obtain the approval of the Board of Directors of the Company (the "Board") of its recommendations as to proposed changes or additions to this Charter. The Committee shall be appointed by the Board and shall consist of at least three directors appointed annually and serving at the pleasure of the Board, each of whom is independent of management and the Company.

A member of the Committee shall be considered "independent" if he or she has no relationship that may interfere with the exercise of his or her judgment, independent from management and the Company. So long as the Company's Common Stock shall be traded on The Nasdaq Stock Market, Inc. ("Nasdaq"), or, if in the future the Common Stock shall be listed on the American Stock Exchange LLC, the Board shall interpret "independence" as defined in the rules of the National Association of Securities Dealers, Inc. (the "NASD"). If the Common Stock should ever be listed on the New York Stock Exchange, Inc., the Board shall interpret "independence" as defined by such Exchange or, if appropriate, continue to use the definition in the NASD rules. In addition, the Board shall interpret "independence" pursuant to any rules adopted by the Securities and Exchange Commission (the "Commission"). Subject to such regulations as the Commission may hereafter adopt, for a member of the Committee to be independent, he or she shall not, other than in his or her capacity as a member of the Committee, the Board or any other Board committee, (a) accept any consulting, advisory or other compensatory fee from the Company or (b) be an affiliated person of the Company or any subsidiary thereof.

All Committee members shall, at the time of appointment, be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. At least one member shall qualify as a "financial expert" under the rules of the Commission.

For meetings of the Committee two members (a majority if there are more than three members of the Committee) of the Committee shall constitute a quorum. No action may be taken except by the affirmative vote of at least two members (a majority if there are more than three members of the Committee) of the Committee. In the absence or disqualification of a member of the Committee, the member or members present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member, provided that a majority of the persons acting at the meeting is independent of management and the Company.

Statement of Policy

The Committee shall provide assistance to the Board in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function (when established), the annual independent audit of the Company's financial statements and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors, the internal auditors (when engaged) and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any

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matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, including, but not limited to, outside counsel to the Company, or other advisors for this purpose and to consult such other entities having a relationship with the Company, including, without limitation, the Company's investment bankers or financial analysts who follow the Company, as the Committee deems appropriate. The Committee shall determine the compensation for such counsel or other advisors and the Company shall make appropriate funds available to the Committee for such purpose.

Responsibilities and Processes

The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board and, where required or deemed appropriate, to the shareholders of the Company. Not in limitation of the foregoing, the Committee shall prepare annually the Audit Committee Report as required by Item 306 of the Commission's Regulation S-K and Regulation S-B, whichever is applicable to the Company, for inclusion in the Company's proxy statement for its Annual Meeting of Shareholders. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

•    Annually, the Committee shall review and select the Company's independent auditors, subject to shareholders' approval. The Committee shall have the sole authority to determine the compensation to be paid to the independent auditors for its services in preparing an audit report and in reviewing the financial statements of the Company and the Company shall make appropriate funds available for such purpose and for the services provided in the succeeding sentence. The Audit Committee shall approve in advance the retention of the independent auditors for any non-audit service and the fee for such service. The term "non-audit service" shall mean any professional service provided to the Company other than those provided in connection with an audit or a review of the financial statements of the Company. The Committee's approval in advance may be waived with respect to a non-audit service only if (a) the service was not recognized by the Company at the time of the audit engagement to be a non-audit service; (b) the aggregate amount paid for all non-audit services is not more than five percent of the total amount of revenues paid by the Company to the independent auditor during the fiscal year when the non-audit services were performed; (c) the service is promptly brought to the attention of the Committee; (d) the Committee approves the activity prior to the conclusion of the audit; and (e) the Commission by regulation otherwise permits a waiver.

•    The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are accountable to the Audit Committee directly and the Board indirectly as the representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate, and the sole authority, where appropriate, to replace, the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. At least annually the Committee shall (1) review resumes of key partners and managers of the independent auditors in order to evaluate the experience and qualifications of those who perform services for the Company and (2) review a report by the independent auditors describing (a) the firm's internal quality control procedures, (b) any material issues raised by the most recent internal quality control review or peer review, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (c) all relationships between the independent auditors and the Company.

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•    The Committee shall approve the scope of the annual audit by the independent auditors and authorize any supplementary reviews, investigations or audits as it shall deem advisable. The independent auditors shall timely report to the Committee all critical accounting policies and practices to be used and all alternative treatments of financial information within generally accepted accounting principles (GAAP) that have been discussed with management, the ramifications of the use of such alternative disclosures and the treatment preferred by the independent auditors. The independent auditors shall also timely report to the Committee any accounting disagreements between the independent auditors and management and any other material written communications between the independent auditors and management. Also, the Committee shall discuss with management, the internal auditors (when engaged) and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors (when engaged) and the independent auditors, with and without management present, to discuss the results of their examinations and any problems or difficulties encountered by the independent auditors and management's response thereto. The Committee shall also review in connection with its annual review of the audited financial statements all non-audited services performed by the independent auditor to confirm that each is permitted by law or regulation and was previously approved by the Committee or such pre-approval was not required as provided above.

•    The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q or Form 10-QSB. Also, the Committee shall discuss the results of the quarterly review, including, without limitation, the Company's disclosures in the Quarterly Report under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chairperson of the Committee (or, in the event of his or her unavailability, a member) may represent the entire Committee for the purposes of this review.

•    The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K or Form 10-KSB (or the annual report to shareholders if distributed prior to the filing of the Form 10-K or Form 10-KSB), including (a) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and (b) their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, particularly insofar as they relate to critical accounting estimates, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. Without limiting any of the foregoing, the Committee shall (x) review with management and the independent auditors the effect of regulatory and accounting initiatives on the Company's financial statements, including, without limitation, the adoption of material accounting policies, and (y), where deemed necessary or appropriate, discuss with the national office of the independent auditors issues on which it was consulted by the audit team assigned to the Company and matters of audit quality and consistency.

•    The Committee shall review the independent auditors' management letters and other material written communications between the independent auditors and the Company with the independent auditors and with the corporate staff and engage in the appropriate follow-up of a recommendation in any such management letter or other communication. The Committee shall also review with management and the independent auditors any correspondence with regulators or governmental agencies, and any employee complaints or published reports, which raise material issues regarding the Company's financial statements and/or accounting policies.

•    The Committee shall determine the appropriate actions that should be taken regarding all irregularities uncovered.

•    The Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

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•    The Committee shall perform such other functions as may be required or deemed appropriate by the Commission or by the national securities exchange or national securities association on which the securities of the Company are publicly traded (currently the NASD for Nasdaq) for an audit committee to perform.

•    The Committee shall report to the Board on the activities and findings of the Committee and, when appropriate, make recommendations to the Board based on these findings.

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APPENDIX IV

AMENDED AND RESTATED STOCK OPTION PLAN OF 2000
OF
PERFECTDATA CORPORATION

1.    Purpose.    The purpose of this Amended and Restated Stock Option Plan of 2000 of PerfectData Corporation (the "Plan") is to aid PerfectData Corporation, a Delaware corporation (the "Company"), in attracting, retaining, motivating and rewarding employees, non-employee directors, and other persons who provide substantial services to the Company or its subsidiaries or affiliates, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and promote the creation of long-term value for stockholders by closely aligning the interests of Participants with those of stockholders. The Plan authorizes stock-based and cash-based incentives for Participants. The Plan amends and restates the Stock Option Plan of 2000 of PerfectData Corporation (the "Original Plan") approved by the Board on May 22, 2000 and ratified by the Company's shareholders on October 19, 2000.

2.    Definitions.    In addition to the terms defined in Section 1 above and elsewhere in the Plan, the following capitalized terms used in the Plan have the respective meanings set forth in this Section:

"Annual Incentive Award" means a type of Performance Award granted to a Participant under Section 7(c) representing a conditional right to receive cash, Stock or other Awards or payments, as determined by the Committee, based on performance in a performance period of one fiscal year or a portion thereof.

"Award" means any Option, SAR, Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any related right or interest, granted to a Participant under the Plan.

"Beneficiary" means the legal representatives of the Participant's estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant's Award upon a Participant's death, provided that, if and to the extent authorized by the Committee, a Participant may be permitted to designate a Beneficiary, in which case the "Beneficiary" instead will be the person, persons, trust or trusts (if any are then surviving) which have been designated by the Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Participant's Award upon such Participant's death. Unless otherwise determined by the Committee, any designation of a Beneficiary other than a Participant's spouse shall be subject to the written consent of such spouse.

"Board" means the Company's Board of Directors.

"Cause" shall mean "Cause" as such term is defined in the Participant's employment agreement, or if none shall exist, as any of the following: (a) the Participant's conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (b) conduct of the Participant related to the Participant's employment for which either criminal or civil penalties against the Participant or the Company may be sought; (c) material violation of the Company's policies, including, but not limited to those relating to sexual harassment, the disclosure or misuse of confidential information, or those set forth in Company manuals or statements of policy; or (d) serious neglect or misconduct in the performance of the Participant's duties for the Company or willful or repeated failure or refusal to perform such duties.

"Change in Control" and related terms have the meanings specified in Section 9.

"Code" means the Internal Revenue Code of 1986, as amended. References to any provision of the Code or regulation (including a proposed regulation) thereunder shall include any successor provisions and regulations.

"Committee" means the Compensation and Nominating Committee of the Board, the composition and governance of which is established in the Committee's Charter as approved from time to time by the Board and subject to any corporate governance documents of the Company, including the rules and regulations of any exchange or market on which the Company's securities are then listed and/or traded.

No action of the Committee shall be void or deemed to be without authority due to the failure of any member, at the time the action was taken, to meet any qualification standard set forth in the Committee Charter or this Plan. The full Board may perform any function of the Committee hereunder, in which case the term "Committee" shall refer to the Board.

"Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 12(j).

"Deferred Stock" means a right, granted to a Participant under Section 6(e), to receive Stock or other Awards or a combination thereof at the end of a specified deferral period. Deferred Stock may be denominated as "stock units," "restricted stock units," "phantom shares," "performance shares," or other appellations.

"Disability" shall mean a disability described in Section 422(c) (6) of the Code. The existence of a Disability shall be determined by the Committee in its absolute discretion.

"Dividend Equivalent" means a right, granted to a Participant under Section 6(g), to receive cash, Stock, other Awards or other property equal in value to all or a specified portion of the dividends paid with respect to a specified number of shares of Stock.

"Effective Date" means the effective date specified in Section 12(p).

"Eligible Person" has the meaning specified in Section 5.

"Employee Stock Purchase Plan" has the meaning specified in Section 11.

"Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act or rule (including a proposed rule) thereunder shall include any successor provisions and rules.

"Fair Market Value" means, with respect to a share of Stock on an applicable date:

i.	If the principal market for the Stock (the "Market") is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market or SmallCap Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date;

ii.	If the Market is the NASDAQ National List, the NASDAQ Supplemental List or another market, the average of the high bid and low asked price for Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or,

iii.	In the event that neither paragraph i. nor ii. shall apply, the Fair Market Value of a share of Stock on any day shall be determined in good faith by the Committee in a manner consistently applied.

"Incentive Stock Option" or "ISO" means any Option designated as an incentive stock option within the meaning of Code Section 422 or any successor provision thereto and qualifying thereunder.

"Option" means a right, granted to a Participant under Section 6(b) or 11, to purchase Stock or other Awards at a specified price during specified time periods.

"Other Stock-Based Awards" means Awards granted to a Participant under Section 6(h).

"Participant" means a person who has been granted an Award under the Plan that remains outstanding, including a person who is no longer an Eligible Person.

"Performance Award" means a conditional right, granted to a Participant under Sections 6(i) and 7, to receive cash, Stock or other Awards or payments, as determined by the Committee, based upon performance criteria specified by the Committee.

"Qualified Member" means a member of the Committee who is a "Non-Employee Director" within the meaning of Rule 16b-3 (b) (3) and an "outside director" within the meaning of Regulation 1.162-27 under Code Section 162(m).

"Restricted Stock" means Stock granted to a Participant under Section 6(d) which is subject to certain restrictions and to a risk of forfeiture.

"Retirement" means termination of employment from the Company by a Participant whose age and years of service together equal 65.

"Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

"Stock" means the Company's Common Stock, and any other equity securities of the Company that may be substituted or resubstituted for Stock pursuant to Section 12 (c) .

"Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c).

3.    Administration.

(a)    Authority of the Committee.    The Plan shall be administered by the Committee, which shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants; to grant Awards; to determine the type and number of Awards, the dates on which Awards may be exercised and on which the risk of forfeiture or deferral period relating to Awards shall lapse or terminate, the acceleration of any such dates, the expiration date of any Award, whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, and other terms and conditions of, and all other matters relating to, Awards; to prescribe documents evidencing or setting terms of Awards (such Award documents need not be identical for each Participant), amendments thereto, and rules and regulations for the administration of the Plan and amendments thereto; to construe and interpret the Plan and Award documents and correct defects, supply omissions or reconcile inconsistencies therein; and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Decisions of the Committee with respect to the administration and interpretation of the Plan shall be final, conclusive, and binding upon all persons interested in the Plan, including Participants, Beneficiaries, transferees under Section 12(b) and other persons claiming rights from or through a Participant, and stockholders. The foregoing notwithstanding, the Board shall perform the functions of the Committee for purposes of granting Awards under the Plan to non-employee directors (authority with respect to other aspects of non-employee director awards is not exclusive to the Board, however).

(b)    Manner of Exercise of Committee Authority.    At anytime that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award intended by the Committee to qualify as "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder or intended to be covered by an exemption under Rule 16b-3 under the Exchange Act may be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members or may be taken by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action, provided that, upon such abstention or recusal, the Committee remains composed of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. To the fullest extent authorized under Section 157(c) and other applicable provisions of the Delaware General Corporation Law, the Committee may delegate to officers or managers of the Company or any subsidiary or affiliate, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not cause Awards intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify.

(c)    Limitation of Liability.    The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a subsidiary or affiliate, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.    Stock Subject to Plan.

(a)    Overall Number of Shares Available for Delivery.    Subject to adjustment as provided in Section 12(c), the shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be (i) 5,000,000 shares and (ii) the number of shares which become available in accordance with Section 4(b) after the Effective Date. In order that applicable regulations under the Code relating to ISOs shall be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of ISOs shall be the number specified in clause (i) of the first sentence of this Section 4(a), and, if necessary to satisfy such regulations, that same maximum limit shall apply to the number of shares of Stock that may be delivered in connection with each other type of Award under the Plan (applicable separately to each type of Award). Any shares of Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

(b)    Share Counting Rules.    The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. Shares that are potentially deliverable under an Award under the Plan that are canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of such shares to the Participant will not be counted as delivered under the Plan. Shares that have been issued in connection with an Award (e.g., Restricted Stock) that is canceled, forfeited, or settled in cash such that those shares are returned to the Company will again be available for Awards. Shares withheld in payment of the exercise price or taxes relating to an Award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to be available for Awards under the Plan. The foregoing notwithstanding, if issued shares are returned to the Company, including upon a cash out of Restricted Stock, surrender of shares in payment of an exercise price or taxes relating to an Award, or withholding of shares in payment of taxes upon vesting of Restricted Stock, such shares shall not become available again under the Plan if the transaction resulting in the return of shares occurs more than ten years after the date of the most recent shareholder approval of the Plan, and otherwise shares shall not become available under this Section 4(b) in an event that would constitute a "material revision" of the Plan subject to shareholder approval under then applicable rules of the NASDAQ. In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary or affiliate, shares issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be available under the Plan by virtue of the Company's assumption of the plan or arrangement of the acquired company or business. This Section 4(b) shall apply to the share limit imposed to conform to the Treasury regulations governing ISOs only to the extent consistent with applicable regulations relating to ISOs under the Code. Because shares will count against the number reserved in Section 4(a) upon delivery, and subject to the share counting rules under this Section 4(b), the Committee may determine that Awards may be outstanding that relate to a greater number of shares than the aggregate remaining available under the Plan, so long as Awards will not result in delivery and vesting of shares in excess of the number then available under the Plan.

5.    Eligibility and Certain Award Limitations.

(a)    Eligibility.    Awards may be granted under the Plan only to Eligible Persons. For purposes of the Plan, an "Eligible Person" means an employee of the Company or any subsidiary or affiliate, including any executive officer, a non-employee director of the Company, a consultant or other person who provides substantial services to the Company or a subsidiary or affiliate, and any person who has been offered employment by the Company or a subsidiary or affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or a subsidiary or affiliate. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary or affiliate for purposes of eligibility for participation in the Plan. For purposes of the Plan, a joint venture in which the Company or a subsidiary has a substantial direct or indirect equity investment shall be deemed an affiliate, if so determined by the Committee.

(b)    Per-Person Award Limitations.    In each calendar year during any part of which the Plan is in effect, an Eligible Person may be granted Awards intended to qualify as "performance-based compensation" under Code Section 162(m) under each of Section 6(b), 6(c), 6(d), 6(e), 6(f), 6(g) or 6(h) relating to up to his or her Annual Limit (such Annual Limit to apply separately to the type of Award authorized under each specified subsection, except that the limitation applies to Dividend Equivalents under Section 6(g) only if such Dividend Equivalents are granted separately from and not as a feature of another Award). Subject to Section 4(a), a Participant's Annual Limit, in any year during any part of which the Participant is then eligible under the Plan, shall equal 500,000 shares plus the amount of the Participant's unused Annual Limit relating to the same type of Award as of the close of the previous year, subject to adjustment as provided in Section 12(c). In the case of an Award which is not valued in a way in which the limitation set forth in the preceding sentence would operate as an effective limitation satisfying Treasury Regulation 1.162-27(e)(4) (including a Performance Award under Section 7 not related to an Award specified in Section 6), an Eligible Person may not be granted Awards authorizing the earning during any calendar year of an amount that exceeds the Participant's Annual Limit, which for this purpose shall equal $500,000 plus the amount of the Participant's unused cash Annual Limit as of the close of the previous year (this limitation is separate and not affected by the number of Awards granted during such calendar year subject to the limitation in the preceding sentence). For this purpose, (i) "earning" means satisfying performance conditions so that an amount becomes payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other non-performance condition, and (ii) a Participant's Annual Limit is used to the extent an amount or number of shares may be potentially earned or paid under an Award, regardless of whether such amount or shares are in fact earned or paid.

6.    Specific Terms of Awards.

(a)    General.    Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 12(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan. The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Delaware General Corporation Law, and may otherwise require payment of consideration for an Award except as limited by the Plan.

(b)    Options.    The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i)    Exercise Price.    The exercise price per share of Stock purchasable under an Option (including both ISOs and non-qualified Options) shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option, subject to Section 8(a).

(ii)    Option Term; Time and Method of Exercise.    The Committee shall determine the term of each Option, provided that in no event shall the term of any ISO or SAR in tandem therewith exceed a period of ten years from the date of grant. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment (subject to Section 12(k)), including, without limitation, cash, Stock (including through withholding of Stock deliverable upon exercise, if such withholding will not result in additional accounting expense to the Company), other Awards or awards granted under other plans of the Company or any subsidiary or affiliate, or other property (including through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants (including deferred delivery of shares representing the Option "profit," at the election of the Participant or as mandated by the Committee, with such deferred shares subject to any vesting, forfeiture or other terms as the Committee may specify).

(iii)    ISOs.    The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422, including but not limited to the requirement that no ISO shall be granted more than ten years after the adoption of the Original Plan.

(c)    Stock Appreciation Rights.    The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i)    Right to Payment.    A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, in the case of a "Limited SAR," the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof) over (B) the grant price of the SAR as determined by the Committee, which grant price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such SAR.

(ii)    Other Terms.    The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be free-standing or in tandem or combination with any other Award, and the maximum term of an SAR, which in no event shall exceed a period of ten years from the date of grant. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. The Committee may require that an outstanding Option be exchanged for an SAR exercisable for Stock having vesting, expiration, and other terms substantially the same as the Option, so long as such exchange will not result in additional accounting expense to the Company.

(d)    Restricted Stock.    The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i)    Grant and Restrictions.    Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award document relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).

(ii)    Forfeiture.    Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii)    Certificates for Stock.    Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)    Dividends and Splits.    As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates, or (C) deferred as to payment, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in shares of Deferred Stock, other Awards or other investment vehicles, subject to such terms as the Committee shall determine or permit a Participant to elect. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e)    Deferred Stock.    The Committee is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, other Awards, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

(i)    Award and Restrictions.    Issuance of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the date of grant or thereafter. Deferred Stock may be satisfied by delivery of Stock, other Awards, or a combination thereof (subject to Section 12(k)), as determined by the Committee at the date of grant or thereafter.

(ii)    Forfeiture.    Except as otherwise determined by the Committee, upon termination of employment or service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award document evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii)    Dividend Equivalents.    Unless otherwise determined by the Committee, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles having a Fair Market Value equal to the amount of such dividends, as the Committee shall determine or permit a participant to elect.

(f)    Bonus Stock and Awards in Lieu of Obligations.    The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or a subsidiary or affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

(g)    Dividend Equivalents.    The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equivalent to all or a portion of the dividends paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to restrictions on transferability, risks of forfeiture and such other terms as the Committee may specify.

(h)    Other Stock-Based Awards.    The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, notes, or other property, as the committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

(i)    Performance Awards.    Performance Awards, denominated in cash or in Stock or other Awards, may be granted by the Committee in accordance with Section 7.

7.    Performance Awards, Including Annual Incentive Awards.

(a)    Performance Awards Generally.    The Committee is authorized to grant Performance Awards on the terms and conditions specified in this Section 7. Performance Awards may be denominated as a cash amount, number of shares of Stock, or specified number of other Awards (or a combination) which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 7(b) and 7(c) in the case of a Performance Award intended to qualify as "performance-based compensation" under Code Section 162(m).

(b)    Performance Awards Granted to Covered Employees.    If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of a preestablished performance goal and other terms set forth in this Section 7(b).

(i)    Performance Goal Generally.    The performance goal for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7(b). The performance goal shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of anyone performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to anyone Participant or to different Participants.

(ii)    Business Criteria.    One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or affiliates or other business units of the

Company, shall he used by the Committee in establishing performance goals for such Performance Awards: (1) revenues; (2) earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, incentives, service fees or extraordinary or special items; (3) net income or net income per common share (basic or diluted); (4) return on assets, return on investment, return on capital, or return on equity; (5) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (6) economic value created or added; (7) operating margin or profit margin; (8) stock price or total stockholder return; and (9) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or value added, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

(iii)    Performance Period; Timing for Establishing Performance Goals.    Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to one year or more than one year, as specified by the Committee. A performance goal shall be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the time 25% of such performance period has elapsed.

(iv)    Performance Award Pool.    The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b) (ii) during the given performance period, as specified by the Committee in accordance with Section 7(b) (iv). The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(v)    Settlement of Performance Awards; Other Terms.    Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 7(b). Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as "performance-based compensation" for purposes of Code Section 162(m). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Performance Awards.

(c)    Annual Incentive Awards Granted to Designated Covered Employees.    The Committee may grant an Annual Incentive Award to an Eligible Person who is designated by the Committee as likely to be a Covered Employee. Such Annual Incentive Award will be intended to qualify as "performance-based compensation" for purposes of Code Section 162(m), and therefore its grant, exercise and/or settlement shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 7(c).

(i)    Grant of Annual Incentive Awards.    Not later than the earlier of 90 days after the beginning of any performance period applicable to such Annual Incentive Award or the time 25% of such performance period has elapsed, the Committee shall determine the Covered Employees who will potentially receive Annual Incentive Awards, and the amount(s) potentially payable thereunder, for that performance period. The amount(s) potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b) (ii) in the given performance period, as specified by the Committee. The Committee may designate an annual incentive award pool as the means by which Annual Incentive Awards will be measured, which pool shall conform to the provisions of Section 7(b) (iv). In such case, the portion of the Annual Incentive Award pool potentially payable to each Covered Employee shall be preestablished by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5.

(ii)    Payout of Annual Incentive Awards.    After the end of each performance period, the Committee shall determine the amount, if any, of the Annual Incentive Award for that performance period payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Annual Incentive Award.

(d)    Written Determinations.    Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards and Annual Incentive Awards, the level of actual achievement of the specified performance goals relating to Performance Awards and Annual Incentive Awards, and the amount of any final Performance Award and Annual Incentive Award shall be recorded in writing in the case of Performance Awards intended to qualify under Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m), prior to settlement of each such Award granted to a Covered Employee, that the performance objective relating to the Performance Award and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied.

8.    Certain provisions Applicable to Awards.

(a)    Stand-Alone, Additional, Tandem, and Substitute Awards.    Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary or affiliate, or any business entity to be acquired by the Company or a subsidiary or affiliate, or any other right of a Participant to receive payment from the Company or any subsidiary or affiliate. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. Subject to Section 12(k), the Committee may determine that, in granting a new Award, the in-the-money value or fair value of any surrendered Award or award may be applied to reduce the exercise price of any Option, grant price of any SAR, or purchase price of any other Award.

(b)    Term of Awards.    The term of each Award shall be for such period as may be determined by the Committee, subject to the express limitations set forth in Section 6 (b) (ii).

(c)    Form and Timing of Payment under Awards; Deferrals.    Subject to the terms of the Plan (including Section 12(k)) and any applicable Award document, payments to be made by the Company or a subsidiary or affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (subject to Section 12(k)). Installment or deferred payments may be required by the Committee (subject to Section 12(e)) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

(d)    Exemptions from Section 16(b) Liability.    With respect to a Participant who is then subject to the reporting requirements of Section 16(a) of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction with respect to such a Participant is exempt from liability under Rule 16b-3 or otherwise not subject to liability under Section 16(b)), except that this provision shall not limit sales by such a Participant, and such a Participant may engage in other non-exempt transactions under the Plan. The Committee may authorize the Company to repurchase any Award or shares of Stock deliverable or delivered in connection with any Award (subject to Section 12(k)) in order to avoid a Participant who is subject to Section 16 of the Exchange Act incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities or derivative securities acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

9.    Change in Control.

(a)    Effect of "Change in Control" on Non-Performance Based Awards.    In the event of a "Change in Control," the following provisions shall apply to non-performance based Awards, including Awards as to which performance conditions previously have been satisfied or are deemed satisfied under Section 9(b), unless otherwise provided by the Committee in the Award document:

(i)    All deferral of settlement, forfeiture conditions and other restrictions applicable to Awards granted under the Plan shall lapse and such Awards shall be fully payable as of the time of the Change in Control without regard to deferral and vesting conditions, except to the extent of any waiver by the Participant or other express election to defer beyond the Change in Control and subject to applicable restrictions set forth in Section 12(a);

(ii)    Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control and shall remain exercisable and vested for the balance of the stated term of such Award without regard to any termination of employment or service by the Participant other than a termination for "cause" (as defined in any employment or severance agreement between the Company or it subsidiary or affiliate and the Participant then in effect or, if none, as defined by the Committee and in effect at the time of the Change in Control), subject only to applicable restrictions set forth in Section 12(a); and

(iii)    The Committee may, in its discretion, determine to extend to any Participant who holds an Option the right to elect, during the 50-day period immediately following the Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option, and to extend to any Participant who holds other types of Awards denominated in shares the right to elect, during the 50-day period immediately following the Change in Control, in lieu of receiving the shares of Stock covered by such Award, to receive in cash the Change in Control Price multiplied by the number of shares of Stock covered by such Award. In addition, the Committee may provide that Options and SARs shall be subject to a mandatory cash-out in lieu of accelerated vesting, in order to limit the extent of "parachute payments" under Sections 280G and 4999 of the Code.

(b)    Effect of "Change in Control" on Performance-Based Awards.    In the event of a "Change in Control," with respect to an outstanding Award subject to achievement of performance goals and conditions, such performance goals and conditions shall be deemed to be met or exceeded if and to the extent so provided by the Committee in the Award document governing such Award or other agreement with the Participant.

(c)    Definition of "Change in Control."    A "Change in Control" shall be deemed to have occurred if, after the Effective Date, there shall have occurred any of the following (whether as a result of a series of transactions or an isolated event): (1) the consummation of any merger by the Company into another corporation or corporations which results in the stockholders of the Company immediately prior to such transaction owning less than 50% of the surviving Corporation; (2) the consummation of any acquisition (by purchase, lease or otherwise) of all or substantially all of the assets of the Company by any person, corporation or other entity or group thereof acting jointly; (3) the acquisition of beneficial ownership, directly or indirectly, of voting securities of the Company (defined as Stock of the Company or any securities having voting rights that the Company may issue in the future) and rights to acquire voting securities of the Company (defined as including, without limitation, securities that are convertible into voting securities of the Company (as defined above) and rights, options warrants and other agreements or arrangements to acquire such voting securities) by any person, corporation or other entity or group thereof acting jointly, in such amount or amounts as would permit such person, corporation or other entity or group thereof acting jointly to elect a majority of the members of the Board of the Company, as then constituted; or (4) the acquisition of beneficial ownership, directly or indirectly, of voting securities and rights to acquire voting securities having voting power equal to 25% or more of the combined voting power of the Company's then outstanding voting securities by any person, corporation or other entity or group thereof acting jointly unless such acquisition as is described in this part (4) is expressly approved by resolution of the Board of the Company passed upon affirmative vote of not less than a majority of the Board and adopted at a meeting of the Board held not later than the date of the next regularly scheduled or special meeting held following the date the Company obtains actual knowledge of such acquisition (which approval may be limited in purpose and effect solely to affecting the rights of a Participant under this Plan). Notwithstanding the preceding sentence, (i) any transaction that involves a mere change in identity form or place of organization within the meaning of Section 368 (a) (1) (F) of the Code, or a transaction of similar effect, shall not constitute a Change in Control.

(d)    Definition of "Change in Control Price."    The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any transaction triggering the Change in Control or any liquidation of shares following a sale of substantially all assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and 60-day period following the Change in Control.

10.    Additional Award Forfeiture Provisions.

(a)    Forfeiture of Options and Other Awards and Gains Realized Upon Prior Option Exercises or Award Settlements.    Unless otherwise determined by the Committee, each Award granted hereunder shall be subject to the following additional forfeiture conditions, to which the Participant, by accepting an Award hereunder, agrees. If any of the events specified in Section 10(b)(i), (ii), or (iii) occurs (a "Forfeiture Event"), all of the following forfeitures will result, such forfeitures to be effective at the later of the occurrence of the Forfeiture Event or the Participant's termination of employment:

(i)    The unexercised portion of the Option, whether or not vested, and any other Award not then settled (except for an Award that has not been settled solely due to an elective deferral by the Participant and otherwise is not forfeitable in the event of any termination of service of the Participant) will be immediately forfeited and canceled upon the occurrence of the Forfeiture Event; and

(ii)    The Participant will be obligated to repay to the Company, in cash, within five business days after demand is made therefore by the Company, the total amount of Award Gain (as defined herein) realized by the Participant upon each exercise of an Option or settlement of an Award (regardless of any elective deferral) that occurred on or after (A) the date that is six months prior to the occurrence of the Forfeiture Event, if the Forfeiture Event occurred while the Participant was employed by the Company or a subsidiary or affiliate, or (B) the date that is six months prior to the date the participant's employment by the Company or a subsidiary or affiliate terminated, if the Forfeiture Event occurred after the Participant ceased to be so employed. For purposes of this Section, the term "Award Gain" shall mean (i) in respect of a given Option exercise, the product of (X) the Fair Market Value per share of Stock at the date of such exercise (without regard to any subsequent change in the market price of shares) minus the exercise price times (Y) the number of shares as to which the Option was exercised at that date, and (ii) in respect of any other settlement of an Award granted to the participant, the Fair Market Value of the cash or Stock paid or payable to Participant (regardless of any elective deferral) less any cash or the Fair Market Value of any Stock or property (other than an Award or award which would have itself then been forfeitable hereunder and excluding any payment of tax withholding) paid by the Participant to the Company as a condition of or in connection with such settlement.

(b)    Events Triggering Forfeiture.    The forfeitures specified in Section 10(a) will be triggered upon the occurrence of anyone of the following Forfeiture Events at any time during the Participant's employment by the Company or a subsidiary or affiliate or during the one-year period following termination of such employment:

(i)    The Participant, acting alone or with others, directly or indirectly, prior to a Change in Control, (A) engages, either as employee, employer, consultant, advisor, or director, or as an owner, investor, partner, or stockholder unless the Participant's interest is insubstantial, in any business in an area or region in which the Company conducts business at the date the event occurs, which is directly in competition with a business then conducted by the Company or a subsidiary or affiliate; (B) induces any customer or supplier of the Company or a subsidiary or affiliate, or other company with which the Company or a subsidiary or affiliate has a business relationship, to curtail, cancel, not renew, or not continue his or her or its business with the Company or any subsidiary or affiliate; or (C) induces, or attempts to influence, any employee of or service provider to the Company or a subsidiary or affiliate to terminate such employment or service. The Committee shall, in its discretion, determine which lines of business the Company conducts on any particular date and which third parties may reasonably be deemed to be in competition with the Company. For purposes of this Section 10(b) (i), a Participant's interest as a stockholder is insubstantial if it represents beneficial ownership of less than five percent of the outstanding class of stock, and a Participant's interest as an owner, investor, or partner is insubstantial if it represents ownership, as determined by the Committee in its discretion, of less than five percent of the outstanding equity of the entity;

(ii)    The Participant discloses, uses, sells, or otherwise transfers, except in the course of employment with or other service to the Company or any subsidiary or affiliate, any confidential or proprietary information of the Company or any subsidiary or affiliate, including but not limited to information regarding the Company's current and potential customers, organization, employees, finances, and methods of operations and investments, so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain, except as required by law or pursuant to legal process, or the Participant makes statements or representations, or otherwise communicates, directly or indirectly, in writing, orally, or otherwise, or takes any other action which may, directly or indirectly, disparage or be damaging to the Company or any of its subsidiaries or affiliates or their respective officers, directors, employees, advisors, businesses or reputations, except as required by law or pursuant to legal process;

(iii)    The Participant fails to cooperate with the Company or any subsidiary or affiliate by making himself or herself available to testify on behalf of the Company or such subsidiary or affiliate in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, or otherwise fails to assist the Company or any subsidiary or affiliate in any such action, suit, or proceeding by providing information and meeting and consulting with members of management of, other representatives of, or counsel to, the Company or such subsidiary or affiliate, as reasonably requested; or

(iv)    The Participant is terminated for Cause.

(c)    Agreement Does Not Prohibit Competition or Other Participant Activities.    Although the conditions set forth in this Section 10 shall be deemed to be incorporated into an Award, a Participant is not thereby prohibited from engaging in any activity, including but not limited to competition with the Company and its subsidiaries and affiliates. Rather, the non-occurrence of the Forfeiture Events set forth in Section 10(b) is a condition to the Participant's right to realize and retain value from his or her compensatory Options and Awards, and the consequence under the Plan if the Participant engages in an activity giving rise to any such Forfeiture Event are the forfeitures specified herein. The Company and the Participant shall not be precluded by this provision or otherwise from entering into other agreements concerning the subject matter of Section 10(a) and 10(b).

(d)    Committee Discretion.    The Committee may, in its discretion, waive in whole or in part the Company's right to forfeiture under this Section, but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the Company. In addition, the Committee may impose additional conditions on Awards, by inclusion of appropriate provisions in the document evidencing or governing any such Award.

11.    Employee Stock Purchase Program.

(a)    Stock Available for Awards.    The aggregate number of shares of Stock that may be granted as Options under the Employee Stock Purchase Plan ("ESPP") shall be determined on an annual basis by the Committee. Shares shall be deemed to have been granted under the ESPP only to the extent actually issued and delivered pursuant to the Award. To the extent that an Award lapses or the rights of the Participant terminate, any shares of Stock subject to such Award shall again be available for the grant of future Stock Awards.

(b)    Eligibility.    An Award made pursuant to the ESPP may be granted to an individual who, at the time of grant, is an employee of the Company or a subsidiary and has been determined to be eligible for participation. An Award made pursuant to the ESPP may be granted on more than one occasion to the same person; each Award shall be evidenced by a written instrument duly executed by or on behalf of the Company. Notwithstanding the foregoing, no employee of the Company or a subsidiary shall be granted an Option if such employee, immediately after the Option is granted, owns stock possessing five percent (5%) or more of the total combined voting power or five percent (5%) or more of the value of all classes of stock of the Company or any subsidiary. For the purpose of determining stock ownership, the rules of Section 424(d) of the Code shall apply. In addition, the Stock which the Participant may purchase under any outstanding Options shall be treated as stock owned by the Participant. The Committee may exclude the following employees from receiving Options under the ESPP:

(1)	Employees who have been employed by the Company or a subsidiary less than two (2) years;

(2)	Employees whose customary employment with the Company or a subsidiary is twenty (20) hours or less per week;

(3)	Employees whose customary employment with the Company or a subsidiary is not for more than five (5) months in any calendar year; and

(4)	Highly compensated employees within the meaning of Section 414(q) of the Code.

(c)    Employee Stock Purchase Plan Stock Option Agreement.    Each Option shall be evidenced by an Option Agreement between the Company and the Participant which shall contain such terms and conditions as may be approved by the Committee and are consistent with Section 423 of the Code. The terms and conditions of the respective Option Agreements need not be identical. Each Option Agreement shall specify the effect of termination of employment, total and permanent Disability, Retirement or death on the exercisability of the Option. Under each Option Agreement, a Participant shall have the right to appoint any individual or legal entity in writing as his or her Beneficiary in the event of his or her death. Such designation may be revoked in writing by the Participant at any time and a new Beneficiary may be appointed in writing on the form provided by the Committee for such purpose. In the absence of such appointment, the Beneficiary shall be the legal representative of the Participant's estate.

(d)    Option Period.    The term of each Option shall be as specified by the Committee at the date of grant and shall be stated in the Option Agreement; provided, however, that an Option may not be exercised after the expiration of:

(1)	Five (5) years from the date such Option is granted if the ESPP requires that the Option price must be not less than eighty-five percent (85%) of the Fair Market Value of the Stock at the time the Option is exercised; or

(2)	Twenty-Seven (27) months from the date such Option is granted if the Option provides for an Option Price in some other permissible manner under Section 423 of the Code (such as a flat dollar amount) .

(e)    Limitation on Exercise of Option.    An Option may be exercisable in whole or in such installments and at such times as determined by the Committee and the applicable term relating to the exercise of the option shall be stated in the Option Agreement and must be uniform for all employees with the following exceptions: (1) the Committee may limit the maximum number of Options that can be exercised under the ESPP, and (2) the Committee may limit the amount of Options that all employees may be granted to a specified relationship to total compensation or the base or regular rate of compensation; and provided, however, that an Option may be exercised at the rate of at least twenty percent (20%) per year over five (5) years from the date it is granted.

(f)    Special Limitation Regarding Exercise of Option.    No employee may be granted an Option which permits his or her rights to exercise Options under the ESPP of the Company and subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time of grant) for each calendar year in which such Option is outstanding at any time. For the purpose of this rule:

(1)	The right to purchase Stock under an Option accrues when the Option (or any portion thereof) first becomes exercisable during the calendar year;

(2)	The right to purchase Stock under an Option accrues at the rate provided in the Option, but in no case shall such rate exceed $25,000 of Fair Market Value of such stock (determined at the time of grant) for anyone calendar year; and

(3)	A right to purchase Stock which has accrued under one Option granted pursuant to the Plan may not be carried over to any other Option.

The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations, and other administrative pronouncements which Options will not constitute Options under Section 423 of the Code because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination.

(g)    Option Price.    The purchase price of Stock issued under each Option shall be determined by the Committee and shall be stated in the Option Agreement, but such purchase price shall not be less than the lesser of:

(1)	An amount equal to eighty-five percent (85%) of the Fair Market Value of the Stock at the time the Option is granted; or

(2)	An amount which under the terms of the Option may not be less than eight-five percent (85%) of the Fair Market Value of such Stock at the time of the exercise of the Option.

(h)    Options and Rights in substitution for Stock Options Granted by Other Companies.    Options may be granted under the Plan from time to time in substitution for stock options held by employees of companies who become, or who became prior to the Effective Date of the Plan, employees of the Company or of any Subsidiary as a result of a merger or consolidation of the employing company with the Company, or such subsidiary, or the acquisition by the Company or a subsidiary of all or a portion of the assets of the employing company with the result that such employing company becomes a subsidiary.

12.    General Provisions.

(a)    Compliance with Legal and Other Requirements.    The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

(b)    Limits on Transferability; Beneficiaries.    No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary or affiliate thereof), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee, subject to any terms and conditions which the Committee may impose thereon (including limitations the Committee may deem appropriate in order that offers and sales under the Plan will meet applicable requirements of registration forms under the Securities Act of 1933 specified by the Securities and Exchange Commission). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award document applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c)    Adjustments.    In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Stock), recapitalization, forward or reverse split, Stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5(b) (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards, and (iv) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option (subject to Section 12(k)). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals and any hypothetical funding pool relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or affiliate or other business unit, or the financial statements of the Company or any subsidiary or affiliate, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any subsidiary or affiliate or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that the existence of such authority (i) would cause Options, SARs, or Performance Awards granted under Section 8 to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder, or (ii) would cause the Committee to be deemed to have authority to change the targets, within the meaning of Treasury Regulation 1.162-27(e)(4)(vi), under the performance goals relating to Options or SARs granted to Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

(d)    Tax Provisions.

(i)    Withholding.    The Company and any subsidiary or affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's withholding obligations, either on a mandatory or elective basis in the discretion of the Committee. Other provisions of the Plan notwithstanding, only the minimum amount of Stock deliverable in connection with an Award necessary to satisfy statutory withholding requirements will be withheld, except a greater amount of Stock may be withheld if such withholding would not result in additional accounting expense to the Company.

(ii)    Required Consent to and Notification of Code Section 83(b) Election.    No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award document or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(iii)    Requirement of Notification Upon Disqualifying Disposition Under Code Section 421(b). If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

(e)    Changes to the Plan.    The Board may amend, suspend or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Company's stockholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other amendments to the Plan to stockholders for approval and provided further, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any outstanding Award.

(f)    Right of Setoff.    The Company or any subsidiary or affiliate may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or it subsidiary or affiliate may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant. Such amounts as may be owed by the Participant to the Company, including but not limited to amounts owed under Section 10(a), although the Participant shall remain liable for any part of the Participant's payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 12(f).

(g)    Unfunded Status of Awards; Creation of Trusts.    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. with respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(h)    Nonexclusivity of the Plan.    Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the

Plan, as it may deem desirable, including incentive arrangements and awards which do not qualify under Code Section 162(m), and such other arrangements may be either applicable generally or only in specific cases.

(i)    Payments in the Event of Forfeitures; Fractional Shares.    Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)    Compliance with Code Section 162(m).    It is the intent of the Company that Options and SARs granted to Covered Employees and other Awards designated as Awards to Covered Employees subject to Section 7 shall constitute qualified "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder, unless otherwise determined by the Committee at the time of allocation of an Award. Accordingly, the terms of Sections 7(b), (c), and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan or any Award document relating to a Performance Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

(k)    Certain Limitations Relating to Accounting Treatment of Awards.    At any time that the Company is accounting for stock-denominated Awards under Accounting Principles Board Opinion 25 ("APB 25"), the Company intends that, with respect to such Awards, the compensation measurement date for accounting purposes shall occur at the date of grant or the date performance conditions are met if an Award is fully contingent on achievement of performance goals, unless the Committee specifically determines otherwise. Therefore, other provisions of the Plan notwithstanding, in order to preserve this fundamental objective of the Plan, if any authority granted to the Committee hereunder or any provision of the Plan or an Award agreement would result, under APB 25, in "variable" accounting or a measurement date other than the date of grant or the date such performance conditions are met with respect to such Awards, if the Committee was not specifically aware of such accounting consequence at the time such Award was granted or provision otherwise became effective, such authority shall be limited and such provision shall be automatically modified and reformed to the extent necessary to preserve the accounting treatment of the award intended by the Committee. This provision shall cease to be effective if and at such time as the Company no longer accounts for equity compensation under APB 25.

(l)    Governing Law.    The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award document shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

(m)    Awards to Participants Outside the United States.    The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 12(m) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) for the Participant whose Award is modified.

(n)    Limitation on Rights Conferred under Plan.    Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a subsidiary or affiliate, (ii) interfering in any way with the right of the Company or a subsidiary or affiliate to terminate any Eligible Person's or Participant's employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award or an Option is duly exercised. Except as expressly provided in the Plan and an Award document, neither the Plan nor any Award document shall confer on any person other than the Company and the Participant any rights or remedies thereunder.

(o)    Severability; Entire Agreement.    If any of the provisions of this Plan or any Award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award documents contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements (unless an employment agreement entered into between the Company and the Participant specifically provides contradictory terms, in which case the terms of the employment agreement shall govern), promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

(p)    Plan Effective Date and Termination.    The Plan shall become effective if, and at such time as, the stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company present in person or by proxy and entitled to vote on the subject matter at a duly held meeting of stockholders at which a quorum is present. Unless earlier terminated by action of the Board, the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan.

APPENDIX V (CHARTER AMENDMENTS)

CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION
OF
PERFECTDATA CORPORATION

(Pursuant to Section 242 of
the Delaware General Corporation Law)

PerfectData Corporation (the "Corporation"), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the "DGCL") does hereby certify that:

1. The name of the Corporation is PerfectData Corporation.

2. The Board of Directors of the Corporation unanimously duly adopted resolutions setting forth two (2) proposed amendments (the "Amendments") to the Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), declaring the Amendments advisability to its stockholders, and directing that the Amendments be considered at the 2005 annual meeting of the stockholders of the Corporation followed by a majority vote in favor of the Amendments by the stockholders at such annual meeting. The Amendments adopted provide as follows:

(i) That Article First of the Certificate of Incorporation shall be amended to read in its entirety as follows:

"FIRST: The name of the corporation is Sona Mobile Holdings Corp. (hereinafter called the "Corporation").";

and

(ii) That the first sentence of Article Fourth of the Certificate of Incorporation would be amended in its entirety to read as follows:

"FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 77,000,000 shares, consisting of 90,000,000 shares ofcommon stock, $.01 par value per share (the "Common Stock"), and 2,000,000 shares of preferred stock, $.01 par value per share (the "Preferred Stock")."

3. That the Amendments herein certified have been duly adopted in accordance with the provisions of Section 242 of the DGCL by the Board of Directors.

4. This Certificate of Amendment shall become effective upon the filing hereof in the Office of the Secretary of State of the State of Delaware.

Executed on this          day of         , 2005.

PerfectData Corporation
By: John Bush President and Chief Executive Officer

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APPENDIX VI (REVERSE SPLIT CHARTER AMENDMENT)

CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION
OF
[PERFECTDATA CORPORATION]*
(Pursuant to Section 242 of
the Delaware General Corporation Law)

[PerfectData Corporation]* (the "Corporation"), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the "DGCL") does hereby certify that:

1.    The name of the Corporation is [PerfectData Corporation].*

2.    The Board of Directors of the Corporation, by [unanimous written consent pursuant to Section 141(f) of the DGCL] [majority vote at a duly called meeting], duly adopted resolutions setting forth an amendment to the Corporation's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), declaring such amendment to be advisable and recommended that the amendment be put to a vote of the Corporation's stockholders, that the issued shares of the Corporation's Common Stock on the date hereof shall be immediately, upon the filing of this Certificate of Amendment, combined into a smaller number of shares of Common Stock in the ratio of              new shares for one old share.

3.    To accomplish the foregoing, Article Fourth of the Certificate of Incorporation is hereby amended by inserting the following paragraph at the end of Section A thereof:

"5.    Reverse Split.    Each share of the Corporation's Common Stock issued prior to the date hereof (the "Old Common Stock"), will be automatically reclassified as and converted into          new shares of Common Stock (the "New Common Stock"). No fractional shares of New Common Stock shall be issued to the holders of record of Old Common Stock in connection with the foregoing reclassification of shares of Old Common Stock. In lieu thereof, the aggregate of all fractional shares otherwise issuable to the holders of record of Old Common Stock shall be issued to the Corporation's transfer agent, as agent for, the accounts of all holders of record of Old Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all of the fractional interests will be effected by the transfer agent as soon as practicable after the date hereof on the basis of prevailing market prices of the New Common Stock at the time of sale. After such sale and upon the surrender of the stockholders' stock certificates, the transfer agent will pay to such holders of record their pro rata share of the net proceeds derived from the sale of the fractional interests. Each stock certificate that, immediately prior to the date hereof, represented shares of Old Common Stock shall, from and after the date hereof, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any fractional shares of New Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, as well as any cash in lieu of fractional shares of New Common Stock to which such holder may be entitled as set forth above."

4.    That this Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

*    Subject to name change.

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5.    This Certificate of Amendment shall become effective upon the filing hereof in the Office of the Secretary of State of the State of Delaware.

Executed on this          day of           , 2005.

[PerfectData Corporation]
By:

VI-2